Filed with the U.S. Securities and Exchange Commission on January 7, 2025
Securities Act Registration No. 333-171360
Investment Company Act Registration No. 811-22509
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	67	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	68	[	X	]

(Check appropriate box or boxes.)

LoCorr Investment Trust
(Exact Name of Registrant as Specified in Charter)

687 Excelsior Boulevard
Excelsior, MN 55331
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 952.767.2920

CT Corporation System
1300 East Ninth Street
Cleveland, OH 44114
(Name and Address of Agent for Service)

With copy to:
JoAnn M. Strasser, Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on ____________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on ____________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box

[ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LoCorr Strategic Allocation Fund

Class	A	LSAAX
Class	I	LSAIX

PROSPECTUS
January 7, 2025

Advised by: LoCorr Fund Management, LLC 687 Excelsior Boulevard Excelsior, MN 55331

www.LoCorrFunds.com	1-855-LCFUNDS
1-855-523-8637
This Prospectus provides important information about the Class A and Class I shares of the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or the Commodity Futures Trading Commission nor has the Securities and Exchange Commission or the Commodity Futures Trading Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

LOCORR STRATEGIC ALLOCATION FUND SUMMARY

Investment Objectives: The Fund's primary investment objective is capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial intermediary, in How to Purchase Shares on page 26 of this Prospectus, and in Appendix A to this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%⁽¹⁾	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.24%	1.24%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses(2)	0.54%	0.54%
Total Annual Fund Operating Expenses	2.03%	1.78%
Fees Waived and/or Expenses Reimbursed(3)	-0.19%	-0.19%
Total Annual Fund Operating Expenses After Fees Waiver and/or Reimbursement	1.84%	1.59%
(1)    Applied to purchases of $1 million or more that are redeemed within 12 months of their purchase.

(2)    Other expenses are estimated for the current fiscal period.

(3)    LoCorr Fund Management, LLC, the Fund's adviser (the "Adviser"), has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2026, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation expenses and inclusive of offering and organizational costs incurred prior to the commencement of operations) will not exceed 1.59% of the Fund’s daily average net assets attributable to each class of the Fund. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years following the date on which the fee waiver or expense reimbursement occurred, if the Fund is able to make the repayment without exceeding the expense limitation at time of waiver and its current expense limitations and the repayment is approved by the Board of Trustees. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and reflects the expense limitation or recoupment in the first year only. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
A	$751	$1,148
I	$162	$531

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies: The Fund seeks to achieve its investment objectives by allocating its assets using three principal strategies:

•    “Managed Futures” Strategy
•    “Equity” Strategy
•    “Fixed Income” Strategy

Managed Futures Strategy

The Managed Futures strategy is designed to produce capital appreciation by capturing returns related to the commodity and financial markets by investing long or short in: (i) futures, (ii) forwards, (iii) options, (iv) spot contracts, or (v) swaps, each of which may be tied to (a) currencies and Bitcoin and Ether cryptoassets, (b) interest rates, (c) stock market indices, (d) energy resources, (e) metals or (f) agricultural products. These derivative instruments are used as substitutes for securities, interest rates, currencies and commodities and for hedging. To the extent the Fund uses swaps or structured notes under the Managed Futures strategy, the investments will generally have payments linked to commodity or financial derivatives. The Fund does not invest more than 25% of its assets in contracts with any one counterparty. Managed futures sub-strategies may include investment styles that rely upon buy and sell signals generated from technical analysis systems such as trend-pattern recognition, as well as from fundamental economic analysis and relative value comparisons. Managed Futures strategy investments will be made without restriction as to country. The Fund will only seek investment exposure to bitcoin and ether through investment in cash-settled futures contracts that trade on the Chicago Mercantile Exchange (CME). The Fund’s investment in bitcoin and ether futures will be limited, on an aggregate notional basis, to 5% of the Fund’s assets. The Fund does not invest directly in or hold Bitcoin or Ether.

The Fund will execute its Managed Futures strategy primarily by directly investing by the Fund or by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary will invest primarily in futures, forwards, options, spot contracts, swaps, and other assets intended to serve as margin or collateral for derivative positions. Through its Managed Futures strategy, the Fund will have exposure to underlying assets in the U.S. as well as foreign and emerging markets. The Fund defines emerging markets as those that are found in the MSCI Emerging Markets Index. The Subsidiary is subject to the same investment restrictions as the Fund.

The Fund’s Adviser primarily delegates management of the Fund’s Managed Futures strategy to one or more sub-advisers. The Fund’s Adviser expects that approximately 50% of the Fund’s investment exposure will be allocated to the Managed Futures strategy. From time to time, the Fund's investment exposure to its Managed Futures strategy may be more or less than 50% of the Fund's assets due to market movements. If the Fund's Managed Futures investment exposure is above or below the targeted 50% allocation by a specified threshold, the Adviser will seek to rebalance the Fund's portfolio, subject to market conditions.

Equity Strategy

The Equity strategy invests in domestic large cap common stocks of domestic issuers. The Fund’s Equity strategy seeks to target its equity exposure in a risk-managed and tax efficient manner. Buy and sell decisions are made based on two objectives 1) to provide exposure to the target benchmark with low predicted tracking error and 2) to provide tax management of the fund through tax loss harvesting or gain deferral so as to account for the taxes payable by shareholders in connection with distributions of investment income and net realized gains.

The Fund’s Adviser primarily delegates management of the Fund’s Equity strategy to one or more sub-advisers. The Fund’s Adviser expects that approximately 50% of the Fund’s investment exposure will be allocated to the Equity strategy.

Fixed Income Strategy

The Fund’s remaining assets will be invested in its Fixed Income strategy. The Fixed Income strategy is designed to generate interest income and preserve principal by investing primarily in U.S. Treasury securities, money market funds and other cash equivalents., some or all of which will serve as collateral or margin for the Fund’s investments in futures contracts.

The Adviser, on behalf of itself and on behalf of the Fund and other Funds it advises or may advise in the future that are each a series of LoCorr Investment Trust, was granted an exemptive order from the Securities Exchange Commission (the “SEC”) that permits the adviser, with Board of Trustees approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of an additional sub-adviser or sub-advisers to manage a portion of the Fund's portfolio.

ADVISER’S INVESTMENT PROCESS

The Adviser will pursue the Fund’s investment objectives, in part, by utilizing its investment and risk management process.

•    Sub-Adviser Selection represents the result of a quantitative and qualitative review. The quantitative review of a sub-adviser chosen is based on, but not limited to, historical absolute performance, applicable benchmark relative performance, risk adjusted performance metrics, volatility, max drawdown size, length of the max drawdown, recovery from max drawdowns, correlation to traditional benchmarks, and interaction with existing managers. The qualitative review of a sub-adviser chosen is based on, but not limited to, trading expertise, management accessibility, commitment, investment strategy, as well as process and methodology. Using this selection process, the Adviser believes it can identify a sub-adviser that can produce positive, risk-adjusted returns. The Adviser replaces a sub-adviser when its returns are below expectations, or it deviates from its traditional investment process with respect to changes in its investment strategy.

•    Risk Management represents the ongoing attention to the total return performance of each sub-adviser's investment strategy as well as the interaction or correlation of those returns in comparison to expectations and historical results. Using this risk management process, the Adviser believes the Fund, over time, will not be highly correlated to the equity markets and will provide the potential for reducing volatility in investors’ portfolios. The Adviser monitors daily performance, investment positioning, and risk (as measured by VaR, in connection with SEC Rule 18f-4 and other risk metrics).

SUB-ADVISER INVESTMENT PROCESS

Crabel Capital Management, LLC ("Crabel")
Crabel serves as a sub-adviser to the Fund. Crabel uses systematic trading strategies designed to efficiently capture long-term trend following returns across a diverse set of global futures and foreign exchange instruments. In pursuing this objective, Crabel employs multiple price-based strategies engineered to identify and profit from continuations in price movement across approximately 250 markets globally. The strategy seeks to mitigate downside risk by dynamically sizing trades relative to market
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volatility, actively employing the use of stops on all trades, and effectively diversifying overall volatility across market sectors and geographic regions.

P/E Global LLC ("P/E Global")
P/E Global LLC serves as a sub-adviser to the Fund. P/E Global uses fundamental macroeconomic and financial factors in all aspects of its research to develop its adaptive quantitative investment process. This systematic investment process relies on statistical analysis to forecast returns and volatilities for currencies, fixed income, and equities based on underlying fundamental factors. P/E Investments seeks to leverage extensive experience in portfolio management, asset allocation, market analysis and risk management to generate strong risk adjusted returns by investing globally on a long/short basis.

BH-DG Systematic Trading LLP ("BH-DG")
BH-DG serves as a sub-adviser to the Fund. BH-DG’s strategy is based on capturing and exploiting trends within financial markets. This strategy is currently focused on a large number of liquid futures and foreign exchange markets. The trading methodology (the “BH-DG Systematic Trading Strategy”) employed by BH-DG is based upon a set of medium-term trend-following signals combined with an in-built risk management methodology. BH-DG seeks to invest in the most liquid and transparent financial futures and foreign exchange markets globally, focusing on four asset classes: Equities, Fixed Income, Foreign Exchange (FX) and Commodities.

Parametric Portfolio Associates LLC ("Parametric")
Parametric serves as a sub-adviser to the Fund. Parametric's Custom Core strategy is designed to provide investors with risk-controlled exposure to a target equity benchmark while maximizing after-tax returns. Parametric uses quantitative risk models and a proprietary optimization process to construct the portfolio and efficiently capture market returns on a pre-tax basis. On an after-tax basis, Parametric seeks to add value through gain deferral and loss harvesting.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

The following risks apply to the Fund’s direct investments in securities and derivatives as well as the Fund’s indirect risks through investing in the Subsidiary. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. It is important to read the provided risk disclosures in their entirety.

•    Derivatives Risk: Futures, options and swaps involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives subject to regulation by the Commodity Futures Trading Commission (“CFTC”) by Underlying Funds may be subject to certain rules of the CFTC. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.
•Futures and Forwards Risk. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s net asset value (“NAV”) and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund or an Underlying Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures
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contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund or Underlying Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund or Underlying Fund may have to sell securities at a time when it may be disadvantageous to do so.
•Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Because option premiums paid by the Fund indirectly through Underlying Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities. Purchased put options may decline in value due to changes in value of the underlying reference asset.

•    Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.
•    Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
•    Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.
•    Cryptoasset Risk: The market for bitcoin and ether futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the bitcoin and ether futures market has grown substantially since bitcoin and ether futures commenced trading, there can be no assurance that this growth will continue. The price for bitcoin and ether futures contracts is based on a number of factors, including the supply of and the demand for bitcoin and ether futures contracts. Market conditions and expectations, position limits, collateral requirements, and other factors each can impact the supply of and demand for bitcoin and ether futures contracts. Recently increased demand paired with supply constraints and other factors have caused bitcoin futures to trade at a significant premium to the “spot” price of bitcoin and ether. Additional demand, including demand resulting from the purchase, or anticipated purchase, of bitcoin and ether futures contracts by the Fund or other entities may increase that premium, perhaps significantly. It is not possible to predict whether or for how long such conditions will continue. To the extent the Fund purchases futures contracts at a premium and the premium declines, the value of an investment in the Fund also should be expected to decline. The performance of bitcoin and ether futures contracts and bitcoin and ether, respectively, may differ and may not be correlated with each other, over short or long periods of time. While the performance of cryptoasset futures contracts, in general, has historically been highly correlated to the performance of spot cryptoasset, there can be no guarantee that this will continue. The performance of the Fund’s cryptoasset futures contracts should not be expected to match the performance of spot cryptoassets. The value of ether and bitcoin has been, and may continue to be, substantially dependent on speculation, rather than fundamental analysis.
Bitcoin and ether are both digital assets. The ownership and operation of both bitcoin and ether are determined by participants in online, peer-to-peer networks - the Bitcoin Network and the
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Ethereum Network, respectively. These networks connect computers running open-source software that follows the rules and procedures governing each network’s protocol.
Bitcoin and ether are not widely accepted forms of payment. The value of both bitcoin and ether is not backed by any government, corporation, or other identified body. Instead, their values are determined by the supply and demand in markets created to facilitate their trading. Ownership and transaction records for bitcoin and ether are protected through public-key cryptography. The supply of bitcoin and ether is determined by their respective protocols, and no single entity owns or operates either network. They are collectively maintained by decentralized groups of participants who run computer software that records and validates transactions (miners for bitcoin and validators for ether), developers who propose improvements to the protocols and the software that enforces them, and users who choose which version of the software to run.
It is possible that ether may be offered and sold as a security for the purposes of federal or state securities laws. If ether is determined or is expected to be determined to be a security under the federal securities laws, that could materially and adversely affect the trading of ether futures contracts held by the Fund. Platforms on which cryptoassets may be purchased or sold may not be operating incompliance with applicable laws and regulations. Such platforms may be subject to fraud and manipulation which may adversely affect the value of cryptoassets and the Fund’s investment in cryptoasset futures.
•    Fixed Income Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.
•    Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.
•    Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•    Interest Rates and Bond Maturities Risk: Interest rate changes may adversely affect the market value of an investment. Fixed-income securities typically decline in value when interest rates rise. Fixed-income securities typically increase in value when interest rates decline. The Fund may experience adverse exposure from either increasing or declining rates. Bonds with longer maturities will be more affected by interest rate changes than intermediate-term bonds.
•    Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•    Leverage Risk: Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.
•    Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
•    Management Risk: The Adviser’s and sub-advisers’ judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of the sub-adviser may also prove incorrect
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and may not produce the desired results. In managing the Equity Strategy, Parametric uses proprietary investment techniques, utilizing rules-based processes and systematic rebalancing. In implementing this rules-based management process, the Sub-Adviser may not generally make buy or sell decisions as a result of fundamental investment analysis or adverse changes in an issuer’s financial position or outlook.
•    Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political and social events affect the securities and derivatives markets. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•    Tax Managed Investing Risk: The Fund’s tax-managed Equity Strategy may cause the Fund to hold an equity security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. There can be no assurance that the Fund will be able to minimize taxable distributions to investors and a portion, or all, of the Fund’s distributions may be taxable.
•Tracking Error Risk: Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, limitations on Fund investments imposed by Fund diversification and/or concentration policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error risk may cause the Fund’s performance to be less than expected.
•    Wholly-Owned Subsidiary Risk: The Subsidiary is not registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections or regulatory requirements of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Performance:

Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.  Updated performance information will be available at no cost by visiting www.LoCorrFunds.com or by calling 1-855-523-8637.

Adviser: LoCorr Fund Management, LLC
Portfolio Managers: Jon C. Essen, Chief Financial Officer of the Adviser, Sean Katof, Chief Investment Officer of the Adviser, and Curt LaChappelle have each served the Fund as a portfolio manager since it commenced operations in 2025.
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Sub-Adviser: Crabel Capital Management, LLC
Portfolio Managers: Michael Pomada and Grant Jaffarian have each served the Fund as portfolio managers since its inception in 2025.

Sub-Adviser: P/E Global LLC
Portfolio Managers: Warren Naphtal and David Souza, Jr. have each served the Fund as portfolio managers since its inception in 2025.

Sub-Adviser: BH-DG Systematic Trading LLP
Portfolio Manager: David Gorton has served the Fund as a portfolio manager since its inception in 2025.

Sub-Adviser: Parametric Portfolio Associates, LLC
Portfolio Manager: Jennifer Mihara, Head of Equity Fund Management and Gordon Wotherspoon, Head of Equity SMA have served the Fund as a portfolio manager since its inception in 2025.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, wire transfer, website, or through your broker. You may also exchange shares of the Fund for shares of another Fund in the LoCorr Investment Trust. Redemptions will be paid by ACH, check or wire transfer. The minimum initial investment amount for Class A shares is $2,500. The minimum initial investment in Class I shares is $100,000. The minimum subsequent investment amount for all classes is $500. The Fund or its Adviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND RELATED RISKS
Investment Objectives:

LoCorr Strategic Allocation Fund (“Strategic Allocation Fund”)	The Fund’s primary investment objective is capital appreciation.

The Fund’s investment objective may be changed without shareholder approval by the Fund’s Board of Trustees (the “Board of Trustees” or the “Board”) upon 60 days’ written notice to shareholders.

Principal Investment Strategies:

The Fund seeks to achieve its investment objectives by allocating assets using three principal strategies:

•    Managed Futures
•    Equities
•    Fixed Income

The Managed Futures strategy is designed to produce capital appreciation by capturing returns related to the commodity markets. The Managed Futures strategy is designed to produce capital appreciation by capturing returns related to the commodity and financial markets by investing long or short in: (i) futures, (ii) forwards, (iii) options, (iv) spot contracts, or (v) swaps, each of which may be tied to (a) currencies and Bitcoin and Ethereum cryptoassets, (b) interest rates, (c) stock market indices, (d) energy resources, (e) metals or (f) agricultural products. These derivative instruments may be used as substitutes for securities, interest rates, currencies and commodities and for hedging. To the extent the Fund uses swaps or structured notes under the Managed Futures strategy, the investments will generally have payments linked to commodity or financial derivatives that are designed to produce returns similar to those of the Underlying Funds and their respective sub-strategies. The Fund does not invest more than 25% of its assets in contracts with any one counterparty. Sub-strategies may include investment styles that rely upon buy and sell signals generated from technical analysis systems such as trend-pattern recognition, as well as from fundamental economic analysis and relative value comparisons. Investments made according to the Fund’s strategy will be made without restriction as to the country. The Fund will only seek investment exposure to bitcoin and ether through investment in cash-settled futures contracts that trade on a U.S. regulated exchange. The Fund’s investment in bitcoin and ether futures will be limited, on an aggregate notional basis, to 5% of the Fund’s assets. The Fund does not invest directly in or hold bitcoin or ether.

The Fund will execute a portion of its Managed Futures strategy by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary will invest the majority of its assets in futures contracts, forward contracts and other investments (short to medium term investment grade securities) intended to serve as margin or collateral for such contracts. The Subsidiary is managed by the Adviser, which selects sub-advisers to assist in the Subsidiary’s management. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

The Equity strategy invests in domestic large cap common stocks of domestic issuers. The Fund’s Equity strategy seeks to target its equity exposure in a risk-managed and tax efficient manner. Buy and sell decisions are made based on two objectives 1) to provide exposure to the target benchmark with low predicted tracking error and 2) to provide tax management of the fund through tax loss harvesting or gain deferral so as to account for the taxes payable by shareholders in connection with distributions of investment income and net realized gains.

The Fund’s Adviser primarily delegates management of the Fund’s Equity strategy to one or more sub-advisers. The Fund’s Adviser expects that approximately 50% of the Fund’s investment exposure will be allocated to the Equity strategy.
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The Fund’s remaining assets will be invested in its Fixed Income strategy. The Fixed Income strategy is designed to generate interest income and preserve principal by investing primarily in U.S. Treasury securities, money market funds and other cash equivalents., some or all of which will serve as collateral or margin for the Fund’s investments in futures contracts.

From time to time, the Fund’s investment exposure to either its Managed Futures strategy or Fixed Income strategy may be more or less than 50% of the Fund’s assets due to market movements. If the Fund’s Managed Futures or Fixed Income investment exposure is above or below the targeted 50% allocation by a specified threshold, the Adviser will seek to rebalance the Fund’s portfolio, subject to market conditions.

Additional Information

The Fund may invest in short-term investment grade fixed income securities and money market funds for cash management purposes. The Fund defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Service (“S&P”), or, if unrated, determined to be of comparable quality.

The Adviser and the LoCorr Funds were granted an exemptive order from the Securities and Exchange Commission that permits the Adviser, with the Board’s approval, to enter into or amend sub-advisory agreements without obtaining shareholder approval. The order eliminates the need for a shareholder meeting to approve sub-advisors. Shareholders will be notified if a new sub-adviser is employed by the Adviser.

ADVISER’S INVESTMENT PROCESS

•    Sub-Adviser Selection represents the result of quantitative and qualitative reviews that will identify a sub-adviser chosen for its managed futures expertise, historical performance, management accessibility, commitment, investment strategy, as well as process and methodology. Using this selection process, the Adviser believes it can identify a sub-adviser that can produce positive, risk-adjusted returns. The Adviser replaces a sub-adviser when its returns are below expectations or it deviates from its traditional investment process with respect to changes in its investment strategy.

•    Risk Management represents the ongoing attention to the historical return performance of each Underlying Fund as well as the interaction or correlation of returns between Underlying Funds. Using this risk management process, the Adviser believes each Fund, over time, will not be highly correlated to the equity or commodities markets, as applicable, and will provide the potential for reducing volatility in investors’ portfolios.

The Adviser buys securities that it believes offer above-average expected returns and lower-than-average volatility and sells them when it believes they have reached their target price, to adjust asset allocation or when more attractive investments are available.

SUB-ADVISER INVESTMENT PROCESS

Crabel Capital Management, LLC ("Crabel")
Crabel serves as a sub-adviser to the Fund. Crabel uses systematic trading strategies designed to efficiently capture long-term trend following returns across a diverse set of global futures and foreign exchange instruments. In pursuing this objective, Crabel employs multiple price-based strategies engineered to identify and profit from continuations in price movement across approximately 250 markets globally. The strategy seeks to mitigate downside risk by dynamically sizing trades relative to market volatility, actively employing the use of stops on all trades, and effectively diversifying overall volatility across market sectors and geographic regions.

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P/E Global LLC ("P/E Global")
P/E Global serves as a sub-adviser to the Fund. P/E Global uses fundamental macroeconomic and financial factors in all aspects of its research to develop its adaptive quantitative investment process. This systematic investment process relies on statistical analysis to forecast returns and volatilities for currencies, fixed income, and equities based on underlying fundamental factors. P/E Investments seeks to leverage extensive experience in portfolio management, asset allocation, market analysis and risk management to generate strong risk adjusted returns by investing globally on a long/short basis.

BH-DG Systematic Trading LLP ("BH-DG")
BH-DG serves as a sub-adviser to the Fund. BH-DG’s strategy is based on capturing and exploiting trends within financial markets. This strategy (BH-DG Systematic Trading Strategy) is currently focused on a large number of liquid futures and foreign exchange markets. The trading methodology employed by BH-DG is based upon a set of medium-term trend-following signals combined with an in-built risk management methodology. BH-DG seeks to invest in the most liquid and transparent financial futures and foreign exchange markets globally, focusing on four asset classes: Equities, Fixed Income, Foreign Exchange (FX) and Commodities.

Parametric Portfolio Associates LLC ("Parametric")
Parametric serves as a sub-adviser to the Fund. Parametric’s Custom Core strategy is designed to provide investors with risk-controlled exposure to a target equity benchmark while maximizing after-tax returns. Parametric uses quantitative risk models and a proprietary optimization process to construct the portfolio and efficiently capture market returns on a pre-tax basis. On an after-tax basis, Parametric seeks to add value through gain deferral and loss harvesting.

Subsidiary

The Fund will execute its Managed Futures strategy, primarily, by directly investing in investments or by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled Subsidiary. The Subsidiary will invest the majority of its assets in futures, forwards, options, spot contracts, swap contracts, structured notes and other investments intended to serve as margin or collateral for derivative positions. However, the Fund may also make Managed Futures strategy investments outside of the Subsidiary. The Subsidiary is subject to the same investment restrictions as the Fund. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Subchapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the derivative directly.

To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

The IRS has proposed regulations signaling its intent to stop issuing further private letter rulings regarding qualifying income from wholly-owned foreign subsidiaries and, if these regulations are passed in substantially the form as proposed, the IRS may revoke all outstanding private letter rulings on this issue. As a result, the IRS may no longer consider the income from the Fund’s investment in the Subsidiary to be qualifying income, and the Fund may not qualify as a registered investment company for one or more years. However, the Fund intends to take the position that income from its investments in the Subsidiary will constitute “qualifying income,” and the Fund will take care to ensure that the Subsidiary distributes all of its Subpart F income to the Fund each year so as to preserve its status as a registered investment
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company. In addition, future legislation, Treasury Regulations or IRS guidance could adversely affect the ability of the Fund or the Subsidiary to operate as described in this Prospectus.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

The Fund treats obligations of the Subsidiary as its own and, on an aggregate basis with the Subsidiary, complies with the requirements of Section 18 of the 1940 Act regarding capital structure and leverage. Any advisory or subadvisory agreement with respect to the Subsidiary meets the requirements for advisory agreements under Section 15 of the 1940 Act. The Subsidiary complies with the affiliated transaction and custody provisions under Section 17 of the 1940 Act. The Fund does no intent to create or invest to gain primary control in an entity primarily engaged in investment activities other than the Subsidiary.

The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”).  As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary under CFTC and SEC harmonized regulations.
Principal Investment Risks:

The following risks apply to each Fund’s direct investments in securities and derivatives, as indicated below, as well as the Fund’s indirect risks through investing in the Subsidiary. Each risk summarized below is considered a principal risk of investing in a Fund, regardless of the order in which it appears.

•    Derivatives Risk: The Fund may use derivatives to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Futures positions held by a Fund may incur significant losses caused by unanticipated market movements and such losses may be unlimited. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts such as futures ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Funds’ potential for gain or loss and, therefore, amplify the effects of market volatility on the Funds’ share price. Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

•Futures and Forwards Risk. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s net asset value (“NAV”) and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund or an Underlying Fund and the price of the forward or
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futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund or Underlying Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund or Underlying Fund may have to sell securities at a time when it may be disadvantageous to do so.

•Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Because option premiums paid by the Fund indirectly through Underlying Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities. Purchased put options may decline in value due to changes in value of the underlying reference asset.

•    Commodity Risk: The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

•    Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

•    Fixed Income Risk: When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

•    Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Funds. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Funds, thereby reducing the value of your investment in Fund’s shares. In addition, default may cause the Funds to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever the Fund enter into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When the Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two
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counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Funds to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

•    Cryptoasset Futures Risk: The market for bitcoin and ether futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the bitcoin and ether futures market has grown substantially since bitcoin and ether futures commenced trading, there can be no assurance that this growth will continue. The price for bitcoin and ether futures contracts is based on a number of factors, including the supply of and the demand for bitcoin and ether futures contracts. Market conditions and expectations, position limits, collateral requirements, and other factors each can impact the supply of and demand for bitcoin and ether futures contracts. Recently increased demand paired with supply constraints and other factors have caused bitcoin and ether futures to trade at a significant premium to the “spot” price of bitcoin and ether. Additional demand, including demand resulting from the purchase, or anticipated purchase, of bitcoin and ether futures contracts by the Fund or other entities may increase that premium, perhaps significantly. It is not possible to predict whether or for how long such conditions will continue. To the extent the Fund purchases futures contracts at a premium and the premium declines, the value of an investment in the Fund also should be expected to decline. The performance of bitcoin and ether futures contracts and bitcoin and ether, respectively, may differ and may not be correlated with each other, over short or long periods of time. While the performance of cryptoasset futures contracts, in general, has historically been highly correlated to the performance of spot cryptoasset, there can be no guarantee that this will continue. The performance of the Fund’s cryptoasset futures contracts should not be expected to match the performance of spot cryptoassets.

Bitcoin and ether are not widely accepted forms of payment. Bitcoin and ether may experience very high volatility and related investments, such as bitcoin and ether futures, may be affected by such volatility. Bitcoin and Ether are each a relatively new innovation and the market for bitcoin and ether is subject to rapid price swings, changes and uncertainty. The further development of the Bitcoin and Ethereum networks and the acceptance and use of bitcoin and ether are subject to a variety of factors that are difficult to evaluate. The value of bitcoin and ether has been, and may continue to be, substantially dependent on speculation, rather than fundamental analysis.

As cryptoassets, bitcoin and ether operate without central authority and is not backed by any government. Large sales by a few holders of significant amounts of bitcoin and ether (commonly referred to as “whales”) could depress the price of bitcoin or ether. Federal, state or foreign governments may restrict the use and exchange of bitcoin and ether, and regulation in the U.S. is still developing. Increased regulation might tend to depress the price of bitcoin and ether. Legal or regulatory changes may negatively impact the operation of the Bitcoin and Ethereum Networks or restrict the use of bitcoin and ether. The realization of any of these risks could result in a decline in the acceptance of bitcoin and ether and consequently a reduction in the value of bitcoin and ether, bitcoin and ether futures, and the Fund.

It is possible that ether may be determined to be a security for the purposes of federal or state securities laws. If ether is determined or is expected to be determined to be a security under the federal securities laws, that could materially and adversely affect the trading of ether futures contracts held by the Fund.

◦    Cryptoasset Adoption Risk. The further development and acceptance of cryptoasset networks, which is part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the
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development or acceptance of cryptoasset networks may adversely affect the price of bitcoin and therefore cause the Fund to suffer losses. The growth of this industry is subject to a high degree of uncertainty, and the factors affecting its further development, include, but are not limited to, the continued growth or possible reversal in the adoption of bitcoin, government regulation over cryptoasset, the maintenance and development of cryptoasset networks, the availability and popularity of other mediums of exchange for buying and selling goods and services and consumer or public perception of cryptoasset specifically or other digital assets generally. Currently, there is relatively limited use of bitcoin and ether in the retail and commercial marketplace in comparison to relatively extensive use as a store of value, thus contributing to price volatility (meaning prices may fluctuate widely) that could adversely affect the Fund’s investment in cryptoasset futures.

◦    Cryptoasset Cybersecurity Risk. Cybersecurity exploitations or attacks against a cryptoasset protocol and of entities that custody or facilitate the transfers or trading of cryptoasset could result in a significant theft of cryptoasset and a loss of public confidence in cryptoasset, which could lead to a decline in the value of bitcoin and, as a result, adversely impact the Fund’s investment in cryptoasset futures. Additionally, if a malicious actor or botnet (i.e., a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 50% of the processing power of a cryptoasset network, such actor or botnet could alter the protocol and adversely affect the value of cryptoasset, which would adversely affect the Fund’s investment in cryptoasset futures.

◦    Cryptoasset Platform Risk. Platforms on which cryptoassets may be purchased or sold may not be operating incompliance with applicable laws and regulations. Such platforms may be subject to fraud and manipulation which may adversely affect the value of cryptoassets and the Fund’s investment in cryptoasset futures.

•    Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. The Fund may also take short positions, through derivatives, if the Adviser believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

•    Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

◦    Foreign Exchanges Risk: A portion of the derivatives trades made by a Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of
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these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

•    Interest Rates and Bond Maturities Risk: Interest rate changes may adversely affect the market value of an investment. Fixed-income securities typically decline in value when interest rates rise. Fixed-income securities typically increase in value when interest rates decline. The Fund may experience adverse exposure from either increasing or declining rates. Bonds with longer maturities will be more affected by interest rate changes than intermediate-term bonds.

•    Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•    Leverage Risk: Using derivatives to increase the Fund’s combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

•    Liquidity Risk: The Fund is subject to liquidity risk. Liquidity risk exists when particular investments of the Funds would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

•    Management Risk: The net asset values of the Fund change daily based on the performance of the securities and derivatives in which it invests. The Adviser’s and sub-adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Funds invest may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of the sub-adviser may also prove incorrect and may not produce the desired results. In managing the Equity Strategy, Parametric uses proprietary investment techniques, utilizing rules-based processes and systematic rebalancing. In implementing this rules-based management process, the Sub-Adviser may not generally make buy or sell decisions as a result of fundamental investment analysis or adverse changes in an issuer’s financial position or outlook. The profitability of the Fund will also depend upon the ability of the Adviser to successfully allocate the Fund’s assets. There can be no assurance that either the securities selected by the Adviser or the sub-adviser will produce positive returns.

•    Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic, political or social changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such
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risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

•    Tax-Managed Investing Risk: Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable tax rates. The Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to other mutual funds that are managed without regard to tax considerations, there can be no assurance about the size of taxable distributions to shareholders. There can be no assurance that the Fund will be able to minimize taxable distributions to investors and a portion, or all, of the Fund’s distributions may be taxable.

•    Tracking Error Risk: Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, limitations on Fund investments imposed by Fund diversification and/or concentration polices, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error risk may cause the Fund’s performance to be less than expected.

•    Wholly-Owned Subsidiary Risk: The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections or regulatory requirements of the 1940 Act. The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary. The investments of the Fund and Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, the Adviser, in managing the Subsidiary’s portfolios, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund when viewed on a consolidated basis. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. There is a risk that the IRS will deem the income of such commodities investments not to be “qualifying income” despite the Subsidiary’s distribution of such income through dividends to the Fund resulting in significant tax penalties to the Fund, and indirectly to investors. The Subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically, any gains/losses from trading in Section 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long-term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is controlled foreign corporations, any income received from its investments will be passed through to the Fund as ordinary income and reflected on shareholders' tax Forms 1099 as such. Additionally, losses at the subsidiary level are not available to be carried forward nor offset by gains at the fund level. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income,
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corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Non-Principal Investment Strategies and Related Risks

As a non-principal investment strategy, to reduce overall portfolio market risk or security specific risk, the Fund may employ hedging strategies.  These strategies attempt to mitigate potential losses in value in certain Fund holdings.  The Fund attempts to hedge risks by investing long and/or short in exchange-traded futures, ETFs and exchange-traded and over-the-counter options, selling securities short and entering into swap contracts.  The Fund takes short positions in equity or interest rate futures contracts to protect against declines in the equity market and debt market, respectively.  The Fund may also invest in inverse ETFs (those that are designed to have price changes that move in the opposite direction of a market index) to protect against declines in the equity market and debt market.  The Fund may invest in protective put options that give the Fund the right to sell a security at a specific price regardless of the decline in the market price.  The Fund may also combine long and short (written) put and call options in "spread" transactions that are designed to protect the Fund over a range of price changes.  Short selling is also used to hedge against overall market or sector price declines. Similarly, swaps contracts (agreements to exchange payments based on price changes in an index or specific security) are used to hedge against overall market, sector or security-specific price declines.

There is no assurance that the Fund will succeed in hedging the underlying portfolio holdings because the value of the hedging vehicle may not correlate perfectly with the underlying portfolio asset.  The Adviser is not aware of any security or combination of securities that would provide a perfect hedge to the Fund's holdings.  Each of the hedging strategies has inherent leverage risk that may tend to magnify the Fund's losses.  Derivative contracts, such as futures, have leverage inherent in their terms because of low margin deposits normally required.  Consequently, a relatively small price movement in the futures contract reference index may result in an immediate and substantial loss to the Fund.  Over-the-counter instruments, such as swaps and certain purchased options, are subject to counterparty default risk and liquidity risk.  Swap agreements also involve fees, commissions or other costs that may reduce the Fund's gains from a swap agreement or may cause the Fund to lose money.  The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.  Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser's or a sub-adviser's ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.  The Fund covers hedging positions (buys back, sells or closes out positions) when it believes market price trends are no longer unfavorable or security-specific risks are acceptable or when a different hedging vehicle is more attractive.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its respective total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Investing primarily in such instruments for temporary defensive purposes would be inconsistent with the Fund’s investment objective under normal circumstances. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information (“SAI”). Shareholders may request portfolio holdings schedules at no charge by calling 1-855-523-8637. Quarterly portfolio holdings are also available on the Fund’s website at www.locorrfunds.com/literature.

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MANAGEMENT
Investment Adviser

LoCorr Fund Management, LLC. LoCorr Fund Management, LLC, located at 687 Excelsior Boulevard, Excelsior, MN 55331, serves as investment adviser to the Funds. Subject to the authority of the Board, the Adviser is responsible for management of the Funds’ investment portfolio, including through the use of a sub-adviser. The Adviser is responsible for selecting each Fund’s sub-adviser(s) and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. Additionally, the Adviser is responsible for conducting initial and ongoing independent evaluation of asset allocation, Underlying Funds and their managers, and oversight of the sub-advisers’ fixed income investments. The Adviser was established in 2010 and has no clients other than the Funds in the Trust.

The Trust has a management agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to the management agreement, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee as follows:

Fund	Annual Advisory Fee as a Percentage of the average Daily Net Assets of the Fund
Strategic Allocation Fund	1.24%

The Fund’s Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund until at least April 30, 2026, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation expenses and inclusive of offering and organizational costs incurred prior to the commencement of operations) will not exceed 1.59% of the daily average net assets attributable to each class of the Fund; subject to possible recoupment from a Fund within three years following the date on which the fee waiver or expense reimbursement occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.

Recoupment amounts may also include offering and organizational expenses incurred prior to the commencement of operations subject to recoupment within three years of the date of such reimbursement.

Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance. A discussion regarding the basis for the Board’s approval of the advisory agreement with respect to the Fund will be in the semi-annual shareholder report dated June 30, 2025.

A discussion regarding the basis for the Board’s approval of each sub-advisory agreement will be available in the semi-annual shareholder report dated June 30, 2025.

Investment Adviser Portfolio Managers:
Jon C. Essen, Chief Financial Officer. Mr. Essen has served as Chief Financial Officer of the Adviser since it was founded in November 2010. Mr. Essen also serves as Senior Vice President and Chief Financial Officer of Octavus Group, LLC, and as a Registered Representative of LoCorr Distributors, LLC, positions both held since April 2008. Mr. Essen also began serving as Principal and Chief Compliance Officer of LoCorr Distributors, LLC in 2008. Mr. Essen also served as Chief Operating Officer of the Adviser and affiliates from 2008 to 2016. Previously, Mr. Essen served as Chief Operating Officer of a commercial finance enterprise from 2002 to 2008. Additionally, Mr. Essen was Chief Financial Officer of Jundt Associates, Inc. from 1998 to 2002 and served as Treasurer of Jundt Funds, Inc. and American Eagle Funds, Inc. from 1999 to 2002.

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Sean Katof, Chief Investment Officer. Sean Katof, CFA, has served as Senior Vice President and Portfolio Manager for the Funds since 2016. Prior to joining LoCorr, Mr. Katof served as Director of Capital Markets at SLOCUM, an institutional consulting firm, from 2005 to 2015. Prior to joining SLOCUM, Mr. Katof served as Portfolio Manager at Devenir Investment Advisors where he managed the Industry Leaders Core Equity portfolio from 2004 to 2005. Prior to that, Mr. Katof was a Vice President and Portfolio Manager at INVESCO Funds Group where he worked from 1994 to 2003. Mr. Katof received his B.S. in Business Administration with an emphasis in Finance from the University of Colorado at Boulder and an M.S. in Finance from the University of Colorado at Denver. Mr. Katof holds the Chartered Financial Analyst (“CFA”) and Chartered Alternative Investment Analyst (“CAIA”) designations.

Curt LaChappelle, Portfolio Manager. Curt LaChappelle, CFA started with LoCorr in 2019 as an analyst and has served as portfolio manager for the Funds since 2024. Prior to joining LoCorr, Mr. LaChappelle served as Senior Investment Operations Analyst at Thrivent Asset Management from 2017 to 2019. Curt received his B.B.A in Financial Markets – Finance, from the University of Minnesota-Duluth. Mr. LaChappelle holds the Chartered Financial Analyst (“CFA”) designation and serves as the Education Chair on the CFA Society of Minnesota Board of Directors.

Sub-Advisers

Crabel Capital Management, LLC ("Crabel"), located at 1999 Avenue of the Stars, Suite 2550, Los Angeles, CA 90067, serves as a sub-adviser to the Fund. Subject to the authority of the Board and oversight by the Adviser, Crabel is responsible for management of a portion of the Fund's managed futures investment portfolio according to the Fund's investment objective, policies and restrictions. Crabel is paid by the Adviser, not the Fund. The Fund's management fee does not change based on the fee paid to Crabel. As of September 30, 2024, Crabel had approximately $5 billion in volatility adjusted assets under management.

Crabel Portfolio Managers:
Michael Pomada serves a portfolio to the Fund. Michael Pomada is President and Chief Executive Officer of Crabel and a member of the firm’s Leadership and Management Committees. In addition to his executive role, Michael is also the Portfolio Manager of Crabel Gemini and Crabel Contra and developed Crabel Advanced Trend. He spends his time on research and product development, as well as overseeing the front office teams. Michael joined Crabel in April 2008 as a portfolio manager focusing on the firm’s Equity Main strategies. In late 2009, he spearheaded a firmwide initiative to revamp the organization’s trading infrastructure, execution process, and microstructure research. He went on to serve as Crabel’s Chief Operating Officer from June 2011 to July 2016 when he became President and CEO. Prior to joining Crabel, Michael spent time at UBS and managed portfolios at Manchester Trading (Niederhoffer) and Coast Asset Management. He began his career in sales and business development in the interactive entertainment industry before transitioning into finance. A graduate of the University of California, Berkeley, Michael also holds an MBA with a concentration in investments and statistics from the University of Southern California.

Grant Jaffarian serves as a Portfolio Manager to the Fund. Grant Jaffarian is the Portfolio Manager of Crabel Advanced Trend and a member of the firm’s Management Committee. Grant joined Crabel in 2014 as part of its acquisition of AlphaTerra where he was the Founder and Chief Investment Officer. Prior to launching AlphaTerra in April 2013, Grant served as the Chief Investment Officer at Efficient Capital Management. He began his career at Belgium-based Analytic Investment Management, a high turnover futures manager acquired by Robeco Bank. From there, he went on to found Petra Intraday, a short-term systematic investment manager, before joining Efficient. Grant earned a bachelor’s degree from Wheaton College where he majored in English and holds an MBA with a concentration in economics from the University of Chicago.

P/E Global LLC ("P/E Global"), located at 75 State Street, 31st Floor, Boston, MA 02109, serves as a sub-adviser to the Fund. Subject to the authority of the Board and oversight by the Adviser, P/E Global is responsible for management of a portion of the Fund's managed futures investment portfolio according to the Fund's investment objective, policies and restrictions. P/E Global is paid by the Adviser, not the Fund.
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The Fund's management fee does not change based on the fee paid to P/E Global. As of September 30, 2024, P/E Global had approximately $19 billion in assets under management.

P/E Global Portfolio Managers:
Warren Naphtal serves as a portfolio manager to the Fund. Mr. Naphtal established P/E Global in 1995 and serves as its President and Chief Investment Officer.

David Souza, Jr., CFA serves as a portfolio manager to the Fund. Mr. Souza joined P/E Global in 2000 and serves as its Co-Head of Research.

BH-DG Systematic Trading LLP ("BH-DG"), located at 20 North Audley Street, London, UK, W1K 6WE, serves as a sub-adviser to the Fund. Subject to the authority of the Board and oversight by the Adviser, BH-DG is responsible for management of a portion of the Fund's managed futures portfolio according to the Fund's investment objective, policies and restrictions. BH-DG is paid by the Adviser, not the Fund. The Fund's management fee does not change based on the fee paid to BH-DG. As of September 30, 2024, BH-DG had approximately $2.2 billion in assets under management.

BH-DG Portfolio Manager:
David Gorton serves as a portfolio manager to the Fund. Mr. Gorton has over 35 years of trading experience and has held positions including Executive VP and Chief Dealer in the US for HSBC and Head of Proprietary Trading for the European Rates division of Chase Manhattan. In 1997, Mr. Gorton joined Chase Manhattan to become CIO of Chase London Diversified Fund Limited. In 2002, he left JP Morgan Chase to establish DG Partners. Mr. Gorton was instrumental in the formation of and support for the systematic trading program at DG Partners. The systematic trading strategy has been continuously traded under his supervision from 10 May 2006 to date. In June 2010 Mr. Gorton established BH-DG Systematic Trading LLP as a joint venture with Brevan Howard to focus on pursuing systematic trading strategies. Mr. Gorton serves as the Chief Investment Officer.

Parametric Portfolio Associates LLC ("Parametric"), located at 800 Fifth Avenue, Suite 2800, Seattle, WA 98104, serves as a sub-adviser to the Fund. Subject to the authority of the Board and oversight by the Adviser, Parametric is responsible for management of the Fund's Equity Strategy according to the Fund's investment objective, policies and restrictions. Parametric is paid by the Adviser, not the Fund. The Fund's management fee does not change based on the fee paid to Parametric. Parametric is a wholly owned subsidiary of Morgan Stanley, a publicly held company that is traded on the New York Stock Exchange under the ticker symbol MS, with approximately $1.6 trillion in assets under management. Parametric is part of Morgan Stanley Investment Management, the asset management division of Morgan Stanley. As of September 30, 2024, Parametric had approximately $572 billion in assets under management.

Parametric Portfolio Managers:
Jennifer Mihara serves as a portfolio manager to the Fund. Ms. Mihara is responsible for providing oversight to the Centralized Portfolio Management (CPM), Global Equities, and Institutional CPM & Custom Core Portfolio Management teams. Prior to her current role, Ms. Mihara was responsible for leading the CPM Team, primarily serving Parametric’s wealth management, family office, and institutional client base. Before joining Parametric in 2005, Ms. Mihara was an investment associate at Merrill Lynch for five years. She earned a BA in economics and a minor in mathematics from Colgate University.

Gordon Wotherspoon serves as a portfolio manager to the Fund. Mr. Wotherspoon is responsible for overseeing portfolio management of the Custom Core® Equity product for the firm’s brokerage and bank-sponsored channels. Prior to joining Parametric in 2004, Mr. Wotherspoon led the investment manager due diligence effort for an institutional investment consulting group within UBS Financial Services. He earned an MBA and a BS in economics from the University of Washington.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers and each portfolio manager's ownership of Fund shares.

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Prior Performance of BH-DG

BH-DG manages the BH-DG Systematic Trading Strategy, an investment strategy with substantially similar objectives and strategies to those it uses to manage the portion of the Fund's assets allocated to it.

The following tables set forth performance data relating to the historical performance of BH-DG Systematic Trading Strategy, which represents the performance of various accounts managed by BH-DG with investment objectives, policies, strategies and risks substantially similar to those employed by the sub-adviser in the management of its allocated portion of the Fund. The data, which has been provided by the sub-adviser, is provided to illustrate the past performance of the sub-adviser in managing an investment strategy with substantially similar investment strategies measured against the SG Trend Index and the Bank of America Merrill Lynch 3-Month Treasury Bill Index and does not represent the performance of the Fund. The performance data of BH-DG is presented on a pro-forma basis to reflect the fees and expenses applicable to a BH-DG offering which provides for an annual management fee of 1%. BH-DG Systematic Trading Strategy is not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act, or Subchapter M of the Code. Consequently, the performance results for BH-DG Systematic Trading Strategy could have been adversely affected if the strategy had been operated as a registered investment company. BH-DG Systematic Trading Strategy was valued on a monthly basis, which differs from the Securities and Exchange Commission's standardized method of calculating performance that employs daily valuation and may produce different results. You should not consider the past performance of BH-DG Systematic Trading Strategy as indicative of future performance of the Fund.

The fees and expenses associated with an investment in BH-DG Systematic Trading Strategy are different from the fees and expenses associated with an investment in the Fund; the performance of BH-DG Systematic Trading Strategy shown here has been adjusted as described in the preceding paragraph.

The chart below shows the net annual returns for BH-DG Systematic Trading Strategy accounts for the past 10 calendar years, adjusted to reflect the fees, expenses and interest income as described above.

Name	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
BH-DG Systematic Trading Strategy	14.09%	-2.20%	2.96%	6.84%	0.21%	3.88%	16.15%	9.10%	32.53%	-3.97%

The chart below shows the average annual historical performance of BH-DG Systematic Trading Strategy.

For the Periods Ended 9/30/24	BH-DG Systematic Trading Strategy	Bank of America Merrill Lynch 3-Month Treasury Bill Index(1)	SG Trend Index(2)
1 Year	-7.11%	5.39%	-2.90%
5 Years	7.63%	2.34%	6.82%
10 Years	6.62%	1.67%	4.53%
Since Inception(3)	7.07%	1.51%	4.28%
(1)Bank of America Merrill Lynch 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.
(2)The SG Trend Index is a leading industry benchmark of representative performance of investment vehicles of commodity trading advisors.
(3)The inception date for BH-DG Systematic Trading Strategy was 5/1/2006, and this date is used for the benchmarks' returns.

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Prior Performance of Crabel

Crabel manages the Crabel Advanced Trend program, an investment strategy with substantially similar objectives and strategies to those it uses to manage the portion of the Fund's assets allocated to it.

The following tables set forth performance data relating to the historical performance of Crabel Advanced Trend, which represents the performance of various accounts managed by Crabel with investment objectives, policies, strategies and risks substantially similar to those employed by the sub-adviser in the management of its allocated portion of the Fund. The data, which has been provided by the sub-adviser, is provided to illustrate the past performance of the sub-adviser in managing an investment strategy with substantially similar investment strategies measured against the SG Trend Index and the Bank of America Merrill Lynch 3-Month Treasury Bill Index and does not represent the performance of the Fund. The performance data of Crabel Advanced Trend is presented on a pro-forma basis to reflect the fees and expenses applicable to a Crabel offering which provides for an annual management fee of 1%. Crabel Advanced Trend is not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act, or Subchapter M of the Code. Consequently, the performance results for Crabel Advanced Trend could have been adversely affected if the strategy had been operated as a registered investment company. Crabel Advanced Trend was valued on a monthly basis, which differs from the Securities and Exchange Commission's standardized method of calculating performance that employs daily valuation and may produce different results. You should not consider the past performance of Crabel Advanced Trend as indicative of future performance of the Fund.

The fees and expenses associated with an investment in Crabel Advanced Trend are different from the fees and expenses associated with an investment in the Fund; the performance of Crabel Advanced Trend shown here has been adjusted as described in the preceding paragraph.

The chart below shows the net annual returns for the Crabel Advanced Trend accounts for the past 9 calendar years, adjusted to reflect the fees, expenses and interest income as described above.

Name	2015	2016	2017	2018	2019	2020	2021	2022	2023
Crabel Advanced Trend	12.76%	-7.80%	7.51%	-13.91%	3.48%	23.57%	-0.08%	23.97%	-5.00%

The chart below shows the average annual historical performance of Crabel Advanced Trend.

For the Periods Ended 9/30/24	Crabel Advanced Trend	Bank of America Merrill Lynch 3-Month Treasury Bill Index(1)	SG Trend Index(2)
1 Year	-7.83%	5.39%	-2.90%
5 Years	5.93%	2.34%	6.82%
10 Years	6.91%	1.67%	4.53%
Since Inception(3)	7.74%	1.59%	5.61%
(1)Bank of America Merrill Lynch 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.
(2)The SG Trend Index is a leading industry benchmark of representative performance of investment vehicles of commodity trading advisors.
(3)The inception date for Crabel Advanced Trend was 4/1/2014, and this date is used for the benchmarks' returns.

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Prior Performance of P/E Global

P/E Global manages the P/E Diversified Aggressive Strategy, an investment strategy with substantially similar objectives and strategies to those it uses to manage the portion of the Fund's assets allocated to it.

The following tables set forth performance data relating to the historical performance of P/E Diversified Aggressive Strategy, which represents the performance of various accounts managed by P/E Global with investment objectives, policies, strategies and risks substantially similar to those employed by the sub-adviser in the management of its allocated portion of the Fund. The data, which has been provided by the sub-adviser, is provided to illustrate the past performance of the sub-adviser in managing an investment strategy with substantially similar investment strategies measured against the Barclay CTA Index and the Bank of America Merrill Lynch 3-Month Treasury Bill Index and does not represent the performance of the Fund. The performance data of P/E Diversified Aggressive Strategy is presented on a pro-forma basis to reflect the fees and expenses applicable to an account with similar investment strategies which provides for an annual management fee of 1% plus a performance-based fee or allocation of 20%. P/E Diversified Aggressive Strategy is not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act, or Subchapter M of the Code. Consequently, the performance results for P/E Diversified Aggressive Strategy could have been adversely affected if the strategy had been operated as a registered investment company. P/E Diversified Aggressive Strategy was valued on a monthly basis, which differs from the Securities and Exchange Commission's standardized method of calculating performance that employs daily valuation and may produce different results. You should not consider the past performance of P/E Diversified Aggressive Strategy as indicative of future performance of the Fund.

The fees and expenses associated with an investment in P/E Diversified Aggressive Strategy are different from the fees and expenses associated with an investment in the Fund; the performance of P/E Diversified Aggressive Strategy shown here has been adjusted as described in the preceding paragraph.

The chart below shows the net annual returns for the P/E Diversified Aggressive Strategy accounts for the past 10 calendar years, adjusted to reflect the fees, expenses and interest income as described above.

Name	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
P/E Diversified Aggressive Strategy	40.80%	7.92%	12.71%	-18.54%	15.61%	5.17%	-9.32%	7.80%	24.58%	-2.83%

The chart below shows the average annual historical performance of P/E Diversified Aggressive Strategy.

For the Periods Ended 9/30/24	P/E Diversified Aggressive Strategy	Bank of America Merrill Lynch 3-Month Treasury Bill Index(1)	Barclay CTA Index(2)
1 Year	-19.90%	5.39%	2.04%
5 Years	1.73%	2.34%	4.07%
10 Years	6.49%	1.67%	2.36%
Since Inception(3)	8.41%	1.55%	2.61%
(1)Bank of America Merrill Lynch 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.
(2)The Barclay CTA Index is a leading industry benchmark of representative performance of investment vehicles of commodity trading advisors.
(3)The inception date for P/E Diversified Aggressive Strategy was 1/1/2014, and this date is used for the benchmarks' returns.

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Prior Performance of Parametric

Parametric manages the Parametric Custom Core US Large Cap Strategy, an investment strategy with substantially similar objectives and strategies to those it uses to manage the portion of the Fund's assets allocated to it.

The following tables set forth performance data relating to the historical performance of Parametric Custom Core US Large Cap Strategy, which represents the performance of various accounts managed by Parametric with investment objectives, policies, strategies and risks substantially similar to those employed by the sub-adviser in the management of its allocated portion of the Fund. The data, which has been provided by the sub-adviser, is provided to illustrate the past performance of the sub-adviser in managing an investment strategy with substantially similar investment strategies measured against the S&P 500 Total Return Index and the Bank of America Merrill Lynch 3-Month Treasury Bill Index and does not represent the performance of the Fund. The performance data of Parametric Custom Core US Large Cap Strategy is presented on a pro-forma basis to reflect the fees and expenses applicable to an account with similar investment strategies, which provides for an annual management fee of 0.35%. Parametric Custom Core US Large Cap Strategy is not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act, or Subchapter M of the Code. Consequently, the performance results for Parametric Custom Core US Large Cap Strategy could have been adversely affected if the strategy had been operated as a registered investment company. Parametric Custom Core US Large Cap Strategy was valued on a monthly basis, which differs from the Securities and Exchange Commission's standardized method of calculating performance that employs daily valuation and may produce different results. You should not consider the past performance of Parametric Custom Core US Large Cap Strategy as indicative of future performance of the Fund.

The fees and expenses associated with an investment in Parametric Custom Core US Large Cap Strategy are different from the fees and expenses associated with an investment in the Fund; the performance of Parametric Custom Core US Large Cap Strategy shown here has been adjusted as described in the preceding paragraph.

The chart below shows the net annual returns for the Parametric Custom Core US Large Cap Strategy accounts for the past 10 calendar years, adjusted to reflect the fees, expenses and interest income as described above.

Name	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
Parametric Custom Core US Large Cap Strategy	12.86%	-1.06%	11.58%	21.60%	-4.96%	30.02%	17.86%	28.34%	-18.32%	24.99%

The chart below shows the average annual historical performance of Parametric Custom Core US Large Cap Strategy, net of fees.

For the Periods Ended 9/30/24	Parametric Custom Core US Large Cap Strategy	Bank of America Merrill Lynch 3-Month Treasury Bill Index(1)	S&P 500 TR Index(2)
1 Year	35.61%	5.39%	36.35%
5 Years	15.37%	2.34%	15.98%
10 Years	12.83%	1.67%	13.38%
Since Inception(3)	10.19%	1.17%	10.67%
(1)Bank of America Merrill Lynch 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.
(2)The S&P 500 Total Return Index is a leading industry benchmark of representative performance of investment vehicles of commodity trading advisors.
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(3)The inception date for Parametric Custom Core US Large Cap Strategy was 1/1/2008, and this date is used for the benchmarks' returns.

Investment Subsidiary

The Fund may invest up to 25% of the Fund’s respective total assets (measured at the time of purchase) in a Subsidiary. On behalf of the Fund, the Subsidiary will invest the majority of its assets in futures contracts and other investments intended to serves as margin or collateral for futures positions, Underlying Funds, swap contracts, structured notes and other investments intended to serve as margin or collateral for derivative positions. The Subsidiary is organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of its respective Subsidiary. It is not currently expected that shares of a Subsidiary will be sold or offered to other investors. If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, you will receive 60 days’ prior notice of such offer or sale.

As with the Fund, the Adviser is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the applicable Fund. The Subsidiary have also entered into separate contracts for the provision of custody services with the same service provider that provides those services to the Funds.

The Fund pays the Adviser a fee for its services. The Adviser has contractually agreed to waive the management fee it receives from the Fund’s Subsidiary, so long as the Subsidiary is wholly-owned by its respective Fund. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated by the Adviser unless it first obtains the prior approval of the Funds’ Board of Trustees for such termination. The Subsidiary will also bear the fees and expenses incurred in connection with the custody services that they receive. The Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Funds. As a result, the Adviser is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments. These policies and restrictions are described in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Fund’s Board regarding the Subsidiary's compliance with its policies and procedures.

The financial statements of the Subsidiary will be consolidated in the Fund's financial statements, which are included in the Fund’s annual and semi-annual reports. The Fund’s annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

HOW SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration,
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and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund's investments. In addition, market prices for foreign investments are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in Underlying Funds which hold portfolio investments primarily listed on foreign exchanges and these exchanges may trade on weekends or other days when the Underlying Funds do not price their shares, the value of some of a Fund's portfolio investments may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, each Fund values foreign investments held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in a Fund’s portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Fund prices its shares, the investment will be valued at fair value. For example, if trading in a portfolio investment is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the investment using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio investments can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price an investment may result in a price materially different from the prices used by other mutual funds to determine net asset value or from the price that may be realized upon the actual sale of the investment.

With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes two classes of shares offered by the Fund: Class A and Class I. The Fund offers these classes of shares so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges, ongoing fees and minimum investment requirements. For information on ongoing distribution fees, see Distribution Fees on page 37 of this Prospectus. Each class of shares in a Fund represents an interest in the same portfolio of investments
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within that Fund. There is no investment minimum on reinvested distributions and the Funds may change investment minimums at any time.

The Fund reserves the right to waive sales charges and investment minimums. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see “Intermediary-Defined Sales Charge Waiver Policies” in Appendix A to this Prospectus for more information.

Class A Shares: Class A shares are offered at their public offering price, which is the NAV plus the applicable sales charge and are subject to a distribution plan pursuant to Rule 12b-1 under the 1940 Act, under which Class A shares are charged 12b-1 distribution fees of an annual rate not to exceed 0.25% of the average daily net assets of Class A shares. Over time, fees paid under this distribution plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class A shares of a Fund is $2,500 for all accounts. The minimum subsequent investment in Class A shares of a Fund is $500 for all accounts. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. Because of rounding in the calculation of the “offering price”, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. The following sales charges apply to your purchases of Class A shares of a Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See below

"Dealer reallowance" is the portion of the sales charge deducted from a mutual fund investment that is paid as a commission to the authorized broker-dealer responsible for assisting you with your investment in Class A shares of the Funds.  In the case of investments of $1,000,000 or more, no sale charge is deducted from the cost of your purchase. In that case, the Adviser shall reimburse the Funds in connection with the Dealer reallowance retained by the authorized broker-dealer calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, and 0.25% on amounts over $5 million (except in certain situations where there are systems limitations that result in a slightly different calculation). The dealer reallowance rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares are subject to a CDSC on shares redeemed within 12 months after their purchase in the amount of the dealer reallowance paid on the shares redeemed. Any applicable CDSC will be based on the original cost of the shares redeemed. Shares will be aged on the first day of each month regardless of when in the month they were purchased.

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How to Reduce Your Sales Charge
You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds’ Transfer Agent in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your children as well as the ages of your children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own based on the Fund’s current public offering price. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of a Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•    Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);
•    Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;
•    Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of a Fund, with a minimum of $25,000, during a 13-month period. Any shares purchased within 90 days prior to the date you sign the letter of intent will be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. At your written request, Class A share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem without repaying the front-end sales charge. You must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption.

Sales Charge Waivers
The sales charge on purchases of Class A shares is waived for certain types of investors, including:
•    Current and retired trustees and officers of the Funds sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.
•    Employees of the Adviser and the sub-advisers and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•    Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Funds’ shares and their immediate families.
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•    Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
•    Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.
•    Institutional investors (which may include bank trust departments and registered investment advisors).
•    Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
•    Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
•    Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in a Fund are part of an omnibus account. A minimum initial investment of $1 million in a Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”).

Investors may need to provide their financial intermediary with the information necessary to take full advantage of reduced or waived Class A sales charges. Certain intermediaries may provide different sales charge waivers or discounts. These waivers and/or discounts and the applicable intermediaries are described under “Intermediary-Defined Sales Charge Waiver Policies” in Appendix A to this prospectus.

Class I Shares: Class I shares of each Fund are sold at NAV without an initial sales charge and are not subject to Rule 12b-1 distribution fees, but have a higher minimum initial investment than Class A shares. This means that 100% of your initial investment is placed into shares of the applicable Fund. Class I shares require a minimum initial investment of $100,000 and the minimum subsequent investment is $500.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Funds’ expenses over time in the Fees and Expenses of the Fund section for each Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares

You may purchase shares of a Fund by sending a completed application to the following address:

Regular Mail
LoCorr Investment Trust c/o U.S. Bank Global Fund Services P.O Box 701 Milwaukee, WI 53201-0701

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Express/Overnight Mail
LoCorr Investment Trust c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202

Neither the Fund nor the Transfer Agent consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box of applications, orders or redemptions requests, does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening an account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of the legal entity. Mailing addresses containing only a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

    Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. A Fund will be deemed to have received a purchase when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. In addition, Class I Shares may also be available on certain brokerage platforms. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

    Telephone Purchases: Investors may purchase additional shares of the Fund by calling 1-855-523-8637. Unless you declined telephone options on your account application, and your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

    Purchase by Wire: If you wish to wire money to make an investment in a Fund, please call the Funds at 1-855-523-8637. If you are making your first investment in the LoCorr Funds, before you wire funds, the transfer agent must have a completed application. You may mail or overnight deliver your application to the transfer agent. Upon receipt of your completed application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that your wire is correctly applied. Wired funds
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must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

    Automatic Investment Plan: You may participate in the LoCorr Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account. Please contact the Funds at 1-855-523-8637 for more information about the Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund in which you would like to invest. All checks must be in U.S. dollars. The Fund will not accept payment in cash or money orders. The Funds also do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

Note: U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any purchases that do not clear.

When Order is Processed

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives your application or request in good order. All requests received in good order by a Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:
•    the name of the Fund and share class;
•    the dollar amount of shares to be purchased;
•    a completed application or investment stub; and
•    check payable to the Fund in which you would like to invest.

Retirement Plans

You may purchase shares of a Fund for your individual retirement plans. Please call the Funds at 1-855-523-8637 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Exchange Privilege

You can exchange your shares of a Fund for the corresponding class of shares in another Fund in the LoCorr Investment Trust (if available). Any exchange is subject to the same minimums as an initial or subsequent investment, as applicable. You can request your exchange in writing or by calling the transfer agent at 1-855-523-8637. Be sure to read the current Prospectus for the Fund into which you are exchanging. Exchanges may only be made on days when both affected Funds are open for business. Any new account established through an exchange will have the same registration as the account from which you are exchanging and will have the same privileges as your original account (as long as they are available). In addition, the Trust reserves the right to change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules.

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HOW TO REDEEM SHARES

Redeeming Shares:  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail
LoCorr Investment Trust c/o U.S. Bank Global Fund Services P.O Box 701 Milwaukee, WI 53201-0701

Express/Overnight Mail
LoCorr Investment Trust c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202

    Redemptions by Telephone: To redeem by telephone, call 1-855-523-8637. The telephone redemption privilege is automatically available to all new accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct them to remove this privilege from your account. You may redeem up to $50,000 using the telephone redemption privilege.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  The Funds, the transfer agent, and their respective affiliates will not be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).

    Redemptions through Broker:  Broker-dealers are authorized to receive redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption when an authorized broker or its designee receives the order. If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

    Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. If you submitted a voided check with your application in order to establish bank instructions on the account, you may have your redemption proceeds wire to the predetermined bank account or funds may be sent via electronic funds transfer through the ACH network, also to the bank account previously designated. The Funds’ transfer agent imposes a $15 fee for each wire redemption. This fee is deducted from the redemption proceeds from a complete or share specific redemption. For partial redemptions, the fee will be deducted from the account. Your bank may also impose a fee for the
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incoming wire. You do not incur any charge when proceeds are sent via the ACH system and credit is typically available within 2-3 days.

The Fund typically sends redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received, regardless of whether the request is made in writing, by telephone, wire, or an ACH transfer. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. Shares purchased by check or electronic funds transfer through the ACH network, may be sold only after the purchase amount clears, which may take up to seven calendar days.  This delay will not apply if you purchased your shares via wire payment. Under normal circumstances, the Fund expects to meet redemption requests through the sale of investments held in cash or cash equivalents.

The Fund may also choose to sell portfolio assets for the purpose of meeting such requests. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, a Fund may also borrow money through a bank line-of-credit. The Fund further reserves the right to distribute “in kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.

Redemptions in Kind: Under normal or stressed market conditions, the Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than (the lesser of) $250,000 or 1% of a Fund’s assets.  The securities will be chosen by the Fund and valued at the Fund’s net asset value.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When You Need Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed, from either a Medallion program member or a non-Medallion program member:

•    If ownership is being changed on your account;
•    When redemption proceeds are payable or sent to any person, address or bank account not on record;
•    When a redemption request is received by the Transfer Agent and the account address has changed within the last 30 calendar days;
•    For all redemptions in excess of $50,000 from any shareholder account

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).   A notary public cannot guarantee signatures.

In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Funds reserve the right to waive any signature requirement at their discretion. Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Additional documents are required for certain type of redemptions such as redemptions from corporations, partnerships, or from accounts with executors, trustees, administrations or guardians.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your written redemption request whether the Funds should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to
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withholding. Shares held in IRA and other retirement plan accounts may be redeemed by telephone at 1-855-523-8637. Investors will be asked whether or not to withhold taxes from any distribution.

Low Balances: If at any time your account balance in a Fund falls below the amounts per share class listed in the table below, the Fund may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice, your account could be closed.

Class	A	I
Minimum	$2,500	$100,000

After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Funds can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•    Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;”
•    Rejecting or limiting specific purchase requests;
•    Rejecting purchase requests from certain investors; and
•    Assessing a redemption fee for short-term trading (for Spectrum Income Fund only).

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or the Fund may in the sole discretion of each determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to: (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund; and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Funds.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’
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Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund has agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their transfer agent or shareholder servicing agent suspect there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Fund or the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually. Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash. If you would like to change your distribution options, you may write or call the transfer agent in advance of the next distribution. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current net asset value, and to reinvest all subsequent distributions. You can change the distribution option on your account at any time by writing or calling the transfer agents. Any request to change your option should be submitted five days prior to the record date of the next distribution.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Beginning in 2013, pursuant to provisions of the Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.

On the application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.

The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

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DISTRIBUTION OF SHARES

Distributor: Quasar Distributors, LLC, 111 E. Kilbourn Ave., Suite 1250, Milwaukee, Wisconsin 53202, is the principal underwriter/distributor for the shares of the Funds. The distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution Fees: The Fund has adopted a Distribution Plan (“12b-1 Plan” or “Plan”), for Class A shares pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses as indicated in the following table of the Fund's average daily net assets attributable to the respective class of shares.

Class	A
12b-1 Fee	0.25%

The Funds’ distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses. Over time, 12b-1 fees paid under this distribution and service plan will increase the cost of a Class A shareholder's investment and may cost more than other types of sales charges.

Additional Compensation to Financial Intermediaries: The Fund’s distributor, its affiliates, and the Funds’ Adviser and its affiliates may, at their own expense and out of their own assets, including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.

These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding: To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-855-523-8637 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

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Lost Shareholders, Inactive Accounts and Unclaimed Property: It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws, which varies by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. To help protect their accounts, shareholders should keep their accounts up-to-date and active, which may include calling the Fund at 1-855-523-8637 to generate shareholder-initiated activity such as completing an account transaction. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

The Fund only recently commenced investment operations in January 2025. Accordingly, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

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Privacy Notice

LOCORR INVESTMENT TRUST

Rev. October 2011

FACTS	WHAT DOES LOCORR INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪    Social Security number and wire transfer instructions
▪    account transactions and transaction history
▪    investment experience and purchase history
When you are no longer a customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons LoCorr Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does LoCorr Investment Trust share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-855-LCFUNDS (1-855-523-8637) or go to www.LoCorrFunds.com

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What we do
How does LoCorr Investment Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement with us to have access to customer information.

How does LoCorr Investment Trust collect my personal information?
We collect your personal information, for example, when you
▪    open and account or deposit money
▪    direct us to buy securities or direct us to sell your securities
▪    seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪    sharing for affiliates’ everyday business purposes-information about your creditworthiness
▪    affiliates from using your information to market to you
▪    sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ LoCorr Investment Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ LoCorr Investment Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ LoCorr Investment Trust does not jointly market.

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APPENDIX A

Intermediary-Defined Sales Charge Waiver Policies

Baird

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird
•    Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
•    Share purchase by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
•    Shares purchase from the proceeds of redemptions from another LoCorr Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•    A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•    Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird
•    Shares sold due to death or disability of the shareholder
•    Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•    Shares bought due to returns of excess contributions from an IRA Account
•    Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 ½ as described in the Fund’s prospectus
•    Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•    Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
•    Breakpoints as described in this prospectus
•    Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of LoCorr Fund assets held by accounts within the purchaser’s household at Baird. Eligible LoCorr Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•    Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of LoCorr Funds through Baird, over a 13-month period of time

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Janney Montgomery Scott

Effective May 1, 2020, shareholders purchasing fund shares through a Janney Montgomery Scott LLC (“Janney”) account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•    Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•    Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•    Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney
•    Shares sold upon the death or disability of the shareholder.
•    Shares sold as part of a systematic withdrawal plan as described in the Funds' Prospectus.
•    Shares purchased in connection with a return of excess contributions from an IRA account.
•    Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 ½ as described in the Funds' Prospectus.
•    Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•    Shares acquired through a right of reinstatement.

Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation
•    Breakpoints as described in the Funds' Prospectus.
•    Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

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Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•    Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•    Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•    Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•    Shares purchased through a Morgan Stanley self-directed brokerage account
•    Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•    Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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Oppenheimer & Co. Inc.

Effective February 26, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co.
(“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO
–    Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
–    Shares purchased by or through a 529 Plan
–    Shares purchased through a OPCO affiliated investment advisory program
–    Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
–    Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
–    A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
–    Employees and registered representatives of OPCO or its affiliates and their family members
–    Directors or Trustees of the Funds, and employees of the Funds' investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, B and C Shares available at OPCO
–    Death or disability of the shareholder
–    Shares sold as part of a systematic withdrawal plan as described in the Funds' prospectus
–    Return of excess contributions from an IRA Account
–    Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 ½ as described in the prospectus
–    Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
–    Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
–    Breakpoints as described in this prospectus.
–    Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

45

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James
•    Shares purchased in an investment advisory program.
•    Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•    Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•    Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•    A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James
•    Death or disability of the shareholder.
•    Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•    Return of excess contributions from an IRA Account.
•    Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
•    Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•    Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•    Breakpoints as described in this prospectus.
•    Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
•    Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

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LoCorr Strategic Allocation Fund

Adviser	LoCorr Fund Management, LLC 687 Excelsior Boulevard Excelsior, MN 55331	Distributor	Quasar Distributors, LLC Three Canal Plaza, Suite 100 Portland, ME 04101
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 8101 East Prentice Avenue Suite 750 Greenwood Village, CO 80111	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	U.S. Bank, N.A. 1555 North RiverCenter Drive Suite 302 Milwaukee, WI 53212	Transfer Agent	U.S. Bancorp Global Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Additional information about the Fund is included in the Fund’s SAI dated January 7, 2025. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is also available in the Fund’s Annual and Semi-Annual Reports to Shareholders and in Form N-CSR. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund's annual and semi-annual financial statements.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-855-523-8637 or visit www.LoCorrFunds.com. You may also write to:

LoCorr Investment Trust
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22509

LoCorr Strategic Allocation Fund

Class	A	LSAAX
Class	I	LSAIX

a series of LoCorr Investment Trust

STATEMENT OF ADDITIONAL INFORMATION

January 7, 2025

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus dated January 7, 2025 for the LoCorr Strategic Allocation Fund (the “Fund”), a series of LoCorr Investment Trust. The Fund’s Prospectus is hereby incorporated by reference, which means it is legally part of this SAI. You can obtain copies of the Prospectus and Annual Report without charge by contacting the Fund’s transfer agent or by calling toll-free 1-855-523-8637. You may also obtain a Prospectus and Annual Report by visiting www.LoCorrFunds.com.

THE FUND

The LoCorr Strategic Allocation Fund is a diversified series of LoCorr Investment Trust, an Ohio business trust organized on November 15, 2010 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board" or "Trustees").

The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges, except as to class-specific rights and privileges described below. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund, on a per-class basis, is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund currently offers two classes of shares, Class A and Class I shares. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date. Each share class will represent an interest in the same assets of the respective Fund, have the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different distribution fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements.

LoCorr Fund Management, LLC (the "Adviser") is the Fund’s investment adviser.

The following serve as sub-advisers (each a “Sub-Adviser” and together, the “Sub-Advisers”) to the Fund:

Sub-Adviser
• Crabel Capital Management, LLC • P/E Global LLC • BH-DG Systematic Trading LLP • Parametric Portfolio Associates, LLC

The Fund's investment objective, restrictions and policies are more fully described here and in its Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are set forth in the Prospectus. The Fund's investment objective is not "fundamental" and may be changed without the approval of a majority of its outstanding voting securities; however, shareholders will be given at least 60 days’ notice of such a change.

The following information applies to the Fund, except as noted, and describes securities and instruments in which the Fund or its Subsidiary (as defined herein) as applicable may invest and their related risks.

Equity Securities
Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock
Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock
Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks include a lack of voting rights and the Fund's Adviser may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.  Preferred stock may also be convertible in the common stock of the issuer.  Convertible securities may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. A convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock. In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation. The Fund may invest in preferred stock with any or no credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock market value may change based on changes in interest rates.

Convertible Securities
The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Warrants
The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Business Development Companies
The Fund may invest in business development companies ("BDCs"), each of which may pay performance-based fees to their managers. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term, high-quality debt securities. BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. Fund shareholders may bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, performance-based incentive allocations or fees and expenses at the BDC level. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. Also, BDCs may engage in certain principal and joint transactions that a mutual fund may not without an exemptive order from the Securities and Exchange Commission (the “SEC”). Also, the Fund may purchase in the aggregate only up to 3% of the total outstanding voting stock of any other investment company, such as a BDC, unless the other investment company has an exemptive order from the SEC.

Depositary Receipts
The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Investment Companies
The Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (collectively, "Investment Companies"). The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company's outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the "5% Limit"), and (3) invest more than 10% of its assets in Investment Companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.50%. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to Investment Companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority ("FINRA”) for funds of funds.

The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule

12d1-4 permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an Investment Company until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Investment Companies are made independently of the Fund and its Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose. Because other Investment Companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. The Fund may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap "creation units" in block-multiples of shares, typically 25,000 or 50,000 for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETF in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

Real Estate Investment Trusts
The Fund may invest in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as "Equity REITs", "Mortgage REITs" and "Hybrid REITs." An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage

REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Master Limited Partnerships
The Fund may invest in master limited partnership ("MLP") interests. MLPs are limited partnerships, the interests in which (known as "units") are traded on public exchanges, just like corporate stock. MLPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). MLP units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. MLPs are also called publicly traded partnerships and public limited partnerships. A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in an MLP, he or she becomes a limited partner. MLPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may "roll up" into a single MLP. A corporation may spin off a group of assets or part of its business into an MLP of which it is the general partner, either to realize what it believes to be the assets' full value or as an alternative to issuing debt. A corporation may fully convert to an MLP, although since 1986 the tax consequences have made this an unappealing; or, a newly formed company may operate as an MLP from its inception.

There are different types of risks to investing in MLPs, including regulatory risks and interest rate risks. Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change MLP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, MLPs that charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect an MLP's revenue stream negatively. MLPs also carry some interest rate risks. During increases in interest rates, MLPs may not produce desirable returns to shareholders.

Special Purpose Acquisition Corporations (SPACs)
The Fund may invest in SPACs and companies that have completed an IPO. SPACs are companies that may be unseasoned and lack a trading or operational history, a track record of reporting to investors, and widely available research coverage. The Fund may purchase SPACs through an IPO. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the IPO. In addition, IPOs may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination.

Derivatives
The Fund may invest in derivatives in order to hedge against market movements while liquidating certain positions and buying other securities or as substitutes for securities. The information below contains general additional information about derivatives.

Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) provides a comprehensive framework for the Fund's use of derivatives. The Derivatives Rule requires registered investment companies that enter into derivatives transactions and certain other transactions that create future payment or delivery obligations to, among other things, (i) comply with a value-at-risk (“VaR”) leverage limit, and (ii) adopt and implement a comprehensive written derivatives risk management program. These and other requirements apply unless a fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. The Fund has adopted and implemented a derivatives risk management program approved by the Board, which is administered by the Adviser as the Fund's derivatives risk manager. Complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The Derivatives Rule may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Futures Contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on any margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Cryptoasset Futures. The market for Bitcoin and Ether futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the Bitcoin futures market has grown substantially since Bitcoin and Ether futures commenced trading, there can be no assurance that this growth will continue. The price for Bitcoin and Ether futures contracts is based on a number of factors, including the supply of and the demand for Bitcoin futures contracts. Market conditions and expectations, position limits, collateral requirements, and other factors each can impact the supply of and demand for Bitcoin and Ether futures contracts. Recently increased demand paired with supply constraints and other factors have caused bitcoin futures to trade at a significant premium to the “spot” price of Bitcoin and Ether. Additional demand, including demand resulting from the purchase, or anticipated purchase, of Bitcoin and Ether futures contracts by the Fund or other entities may increase that premium, perhaps significantly. It is not possible to predict whether or for how long such conditions will continue. To the extent the Fund purchases futures contracts at a premium and the premium declines, the value of an investment in the Fund also should be expected to decline. The performance of Bitcoin and Ether futures contracts and Bitcoin and Ether, respectively, may differ and may not be correlated with each other, over short or long periods of time.

Historically, the spot price movements of ether and bitcoin generally have been correlated. The spot prices of ether historically have generally been more volatile than the spot prices bitcoin (i.e. rising more than the spot prices of bitcoin on days that the spot prices of bitcoin rises and falling more than bitcoin on days that the spot prices of bitcoin falls. There is no guarantee that this correlation will continue or that the prices of ether or bitcoin will be dependent upon, or otherwise related to, each other or that the relative volatility of spot bitcoin and spot ether will continue.

Rolling of the Crypto Futures. Futures contracts expire on a designated date, referred to as the "expiration date." The Fund generally seeks to invest in "front-month" CME bitcoin futures contracts and CME ether futures contracts but may invest in back-month, cash-settled bitcoin futures contracts and ether futures contracts. "Front- month" contracts are the monthly contracts with the nearest expiration date. Back-month contracts are those with longer times to maturity. CME bitcoin futures and CME ether futures are cash-settled on their expiration date unless they are "rolled" prior to expiration. The Fund intends to "roll" its CME bitcoin futures and CME Ether Futures prior to expiration. Typically, the Fund will roll to the next "nearby" CME bitcoin futures and CME ether futures. The "nearby" contracts are those contracts with the next closest expiration date.

Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, digital asset trading venues are largely unregulated and highly fragmented. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin or ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin and ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.

Events impacting the price of bitcoin or ether across all digital asset trading venues should be expected to impact the price and market for bitcoin or ether futures, and therefore the performance of the Fund. Such trading venues may serve as a pricing source for the calculation of the CME CF Bitcoin Reference Rate or CME CF Ether Reference Rate which provides reference prices for final settlement of CME bitcoin and ether futures, respectively. These trading venues are or may become subject to regulatory actions that may have a material adverse impact on the Fund and its investments.

Investments linked to bitcoin and ether present unique and substantial risks. Such investments can be highly volatile compared to investments in traditional securities and the Fund may experience sudden and large losses. The markets for bitcoin, ether and bitcoin and ether futures may become illiquid. These markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events, wars, acts of terrorism, natural disasters (including disease, epidemics and pandemics) and changes in interest rates or inflation rates. An investor should be prepared to lose the full principal value of their investment suddenly and without warning. Trading and investing in assets linked to bitcoin and ether are generally not based in fundamental investment analysis.

Bitcoin is the native token on the Bitcoin network. As with other cryptoassets, bitcoin and the Bitcoin blockchain have been designed to support a number of applications and use cases. For bitcoin, these include serving as a medium of exchange (e.g., digital cash) and as a durable store of value (e.g., digital gold). The Bitcoin network's uses and capabilities are narrower when compared to the Ethereum network, which facilitates smart contracts and the issuance of other non- native tokens.

Ether is the native token on the Ethereum network, but users may create additional tokens, the ownership of which is recorded on the Ethereum network. As with other cryptoassets, ether and the Ethereum blockchain have been designed to support a number of applications and use cases. For ether, these include: serving as a medium or exchange and a durable store of value, facilitating the use of smart contracts and decentralized products and platforms, permitting the issuance and exchange of non-native tokens (including non-fungible tokens and asset-backed tokens), and supporting various "layer 2" projects. Compared to the Bitcoin network, which is solely intended to record the ownership of bitcoin, the intended uses of the Ethereum network are far more broad.

The Ethereum Foundation (EF) is a non-profit organization that is dedicated to supporting Ethereum and related technologies. The EF, alongside other organizations, supports Ethereum Protocol development through funding and advocacy. The EF finances its activities through its initial allocation of ether at the launch of the Ether Network in 2015. Although the EF does not control Ethereum and is one of many organizations within the Ethereum ecosystem, it is the most significant driving force for Ethereum Protocol development and support of Ethereum generally.

It is possible that Ether may be determined to be a security for the purposes of federal or state securities laws. If ether is determined or is expected to be determined to be a security under the federal securities laws, that could materially and adversely affect the trading of ether futures contracts held by the Fund. If ether is determined or alleged to be a security, it is possible that trading in ether futures contracts held by the Fund could be halted or otherwise disrupted, become illiquid and/or lose significant value and the Fund may have difficulty unwinding or closing out its ether futures contracts. In that event, value of an investment in the Fund – could decline significantly and without warning, including to zero. There is no guarantee that security futures contracts on ether would be begin trading on any particular timeframe or at all or that the Fund would be able to invest in such instruments.

If the price of Ether falls below that which is required for validators to turn a profit, some validators may temporarily discontinue their operations. If validators reduce or cease their operations, it would reduce the aggregate stake on the Ethereum Network, which would adversely affect the confirmation process for transactions (i.e., temporarily decreasing the speed at which blocks are added to the blockchain) and make the Ethereum Network more vulnerable to a malicious actor or actors. If one or more validators obtain control of greater than thirty-three percent of the aggregate stake on the Ethereum Network, those validators may attempt to reshuffle or reorder blocks in the Ethereum blockchain, potentially excluding valid transactions or permitted "double spending" of ether. Malicious actors controlling greater than thirty-three percent of the aggregate stake could also potentially resolve two forks of the Ethereum blockchain simultaneously, which would cause confusion and likely result in reduced confidence in the Ethereum blockchain, both of which would have a material adverse impact on the value of ether and ether futures, and as a result, an investment in the Fund. However, any such attack would likely result in the malicious validators forfeiting their staked ether.

If the price of Bitcoin falls below that which is required for mining operators to turn a profit, some mining operators may temporarily discontinue mining bitcoin by either halting operations or switching their mining operations to mine other cryptoassets. If miners reduce or cease their mining operations it would reduce the aggregate hash rate on the Bitcoin Network, which would adversely affect the confirmation process for transactions (i.e., temporarily decreasing the speed at which blocks are added to the blockchain until the next scheduled adjustment in difficulty for block solutions) and make the Bitcoin Network more vulnerable to a malicious actor obtaining control in excess of fifty percent of the aggregate hash rate on the Bitcoin Network. Periodically, the Bitcoin Network is designed to adjust the difficulty for block solutions so that solution speeds remain in the vicinity of the expected ten-minute confirmation time currently targeted by the Bitcoin Network protocol, but significant reductions in aggregate hash rate on the Bitcoin Network could result in material delays in transaction confirmation time. Any reduction in confidence in the confirmation process or aggregate hash rate of the Bitcoin Network may adversely affect the utility and price of bitcoin, which may have a negative impact on bitcoin futures.

The open-source nature of the Ethereum Protocol and the Bitcoin Protocol permits any developer to review the underlying code and suggest changes. If some users, validators or miners adopt a change while others do not and that change is not compatible with the existing software, a fork occurs. Several forks have already occurred in the Bitcoin Network and the Ethereum Network resulting in the creation of new, separate digital assets. The determination of which fork will be considered bitcoin for purposes of the Bitcoin Reference Rate and which fork will be considered ether for purposes of the CME CF Ether Reference Rate is determined by CF Benchmarks' Hard Fork Policy. Forks and similar events could adversely affect the price and liquidity of ether and bitcoin and the value of an investment in the Fund.

As a digital asset, crypto is subject to the risk that malicious actors will exploit flaws in its code or structure, or that of digital asset trading venues, that will allow them to, among other things, steal crypto held by others, control the blockchain, steal personally identifying information, or issue significant amounts of crypto in contravention of the relevant protocol. The occurrence of any of these events is likely to have a significant adverse impact on the price and liquidity of crypto and crypto futures contracts.

In April 2016, a decentralized autonomous organization, known as "The DAO" launched on the Ethereum Network. Decentralized autonomous organizations operate on smart contracts which form a foundational framework that dictates how the organization will operate. In exchange for ether, The DAO created DAO Tokens (proportional to the amount of ether paid) that were then assigned to the Ethereum blockchain address of the person or entity remitting the ether. A DAO Token granted the DAO Token holder certain voting and ownership rights in The DAO. In June 2016, The DAO smart contract code was hacked, resulting in approximately one-third of the total ether raised in The DAO's offering being diverted to an Ethereum blockchain address controlled by the attacker, an unknown individual or group. In response to the attack, and upon a vote of Ethereum community members, a "hard fork" was implemented which had the effect of transferring all of the funds raised (including those held by the attacker) from The DAO to a recovery address, where DAO Token holders could exchange their DAO Tokens for ether. Any DAO Token holders who adopted the hard fork could exchange their DAO Tokens for ether and avoid any loss. The permanent hard fork resulted in two different versions of the Ethereum blockchain: Ethereum and Ethereum Classic.

As a result of lack of regulation, individuals, or groups may engage in insider trading, fraud or market manipulation with respect to crypto assets. Such manipulation could cause investors in crypto assets to lose money, possibly the entire value of their investments. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. The nature of the assets held at digital asset trading venues make them appealing targets for hackers and a number of digital asset trading venues have been victims of cybercrimes and other fraudulent activity. These activities have caused significant, in some cases total, losses for crypto investors. Investors in crypto may have little or no recourse should such theft, fraud or manipulation occur.

It is possible that other blockchains will emerge that are similarly designed to support the development, deployment, and operation of smart contracts. These alternative blockchains have in the past and may in the future seek to compete with Bitcoin and the Ethereum Network by offering faster transaction processing and/or lower fees. The market demand for these alternative blockchains may reduce the market demand for ether which would adversely impact the price of Bitcoin and ether, and as a result, an investment in the Fund.

The Ethereum blockchain has at times experienced material network congestion, high transaction fees and other scalability challenges. Although the Ethereum Foundation has proposed various updates to the Ethereum blockchains protocol to address these challenges, to date they have been primarily addressed by sol-called "layer 2" solutions. Layer 2 networks generally require users to "lock" ether into the layer 2 network in order to benefit from their efficiencies, thereby making the locked ether unavailable to transfer on the underlying blockchain or within other layer 2 networks. While these solutions have, in the past, reduced fees and increased transaction times, they result in the actions of development teams whose interests may not be aligned with that of the greater Ethereum community. Further, there is no guarantee that these layer 2 solutions will continue to be effective or that users or and investors in public blockchains will not determine that blockchains without scalability issues or a reliance on layer 2 solutions are preferable. There is a risk that multiple layer 2 solutions will not be compatible with each other or the underlying blockchain network or that a layer 2 solutions, if not implemented correctly, would compromise the security or decentralization of the underlying blockchain network.

It is possible that other blockchains will emerge that are similarly designed to serve as an alternative payment system, such as those focused on privacy through the use of zero-knowledge cryptography. These alternative blockchains have in the past and may in the future seek to compete with the Bitcoin Network by offering networks that improve the speed of transaction processing, address issues in the finality and variability of transaction fees in the Bitcoin Networks, and with lesser volatility in the digital asset's price than bitcoin. The market demand for these alternative blockchains may reduce the market demand for bitcoin which would adversely impact the price of bitcoin, and as a result, an investment in the Fund.

Bitcoin's use as an alternative payment system currently is, and is expected to continue to be, reliant on layer 2 networks that reduce transaction times and transaction fees otherwise applicable to transfers of bitcoin. There is no guarantee that these solutions will continue to be available or that they will adequately reduce transaction times and fees to a degree comparable to other public blockchains that serve as alternative payment systems. There is a risk that multiple layer 2 solutions will not be compatible with each other or the underlying blockchain network or that a layer 2 solutions if not implemented correctly would compromise the security or decentralization of the underlying blockchain network.

Transactions in Bitcoin that are executed “off the chain” (that is, transactions that are fully executed on the Bitcoin blockchain) may offer less transparency than transactions fully executed on the Bitcoin blockchain and may be more vulnerable to fraud.

Regulation as a Commodity Pool Operator. The Macro Strategies Fund, the Commodities Strategy Fund and the Market Trend Fund (and each of those Funds' respective Subsidiary) are “commodity pools” under the U.S. Commodity Exchange Act (“CEA”), and the Adviser is registered as a “commodity pool operator” with the Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”). As a registered commodity pool operator with respect to the Macro Strategies Fund, the Commodities Strategy Fund, the Market Trend Fund, and each Fund’s respective Subsidiary, the Adviser must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud prohibitions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.
Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Securities. The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and the writer (seller) the obligation to buy the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, and the NASDAQ PHLX.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Dealer Options. The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

Spread Transactions. The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Swap Agreements. The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio.

Whether the Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund's Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Certain Investment Techniques and Derivatives Risks. When the Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund. Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Fixed Income/Debt/Bond Securities
Yields on fixed income securities, which the Fund defines to include preferred stock, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Fund may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities of issuers with lower credit quality have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities of issuers with higher credit quality.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers' Acceptances
The Fund may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper
The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Time Deposits and Variable Rate Notes
The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund's Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations
The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to

$250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

High Yield Securities
The Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk investments. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund's investments in lower rated securities. High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These bonds are typically sold without registration under the Securities Act of 1933, as amended ("1933 Act"), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less-developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations
In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations.  Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. The Fund may invest in Investment Companies that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations
These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities ("TIPS"). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index ("CPI"). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency Issues
These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities
Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Foreign Securities
The Fund may invest in securities of foreign issuers and ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities. The Fund may purchase securities of emerging market issuers and ETFs and other closed end funds that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Illiquid and Restricted Securities
The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Underlying Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

Under guidelines adopted by the Board, the Adviser of the Fund may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally

Recognized Statistical Rating Organization ("NRSRO") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Fund's Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Repurchase Agreements
The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued, Forward Commitments and Delayed Settlements
The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Fund's Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Lending Portfolio Securities
For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund, measured after the borrowing occurs.

Short Sales
The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Wholly-Owned Subsidiary
The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest through underlying commodity pools, swap contracts, structured notes, commodity and financial futures and option contracts, as well as equity and fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions.  As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary.  For that reason, and for the sake of convenience, references in this SAI to the Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this SAI. The Fund, as the sole shareholder of the relevant Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders.  The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Cybersecurity and Operational Risk

With the increased use of technologies such as the Internet to conduct business, the Fund and its service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.
1.    Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.
2.    Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.
3.    Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.
4.    Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).
5.    Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.
6.    Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.
7.    Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.
THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.
1.    Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any Fund assets except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. Each Fund will not pledge more than one-third of its assets at any one time.
2.    Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts and other permitted investment techniques.
3.    Illiquid Investments. The Fund will not hold 15% or more of their respective net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on a Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings, if any, shall be maintained in the manner contemplated by applicable law.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of its complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Fund has an ongoing arrangement to release portfolio holdings to various rating agencies that regularly analyze the portfolio holdings of mutual funds and investment advisers in order to monitor and report on various attributes. Such ratings agencies include Lipper, Morningstar, Standard & Poors, Thomson Reuters, Bloomberg and Vickers. Portfolio holdings will be supplied to these agencies no more frequently than quarterly and approximately 15 days after the end of each quarter.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Sub-Advisers, the Administrator and the Custodian and on an as needed basis to other third parties providing services to the Funds. The Adviser, Sub-Advisers, the Administrator and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Fund discloses portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers as needed to provide services to the Fund. The Fund also discloses its portfolio holdings to Morningstar for the purposes of portfolio analytical reports. The lag between the date of the information and the date on which the information is disclosed to these third parties will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund's Adviser will publish a schedule of the Fund's 10 largest portfolio holdings on a quarterly basis approximately 10 days after the end of each quarter.  The Fund’s fiscal quarters end on the last day of March, June, September and December.  The schedule shall be published on the Adviser's website at www.LoCorrFunds.com.  This information will remain on the website until new information for the next quarter is posted.  This information is also available by calling toll-free 1-855-523-8637.

The Fund, the Adviser, the Sub-Advisers, the Administrator and the Custodian are prohibited from entering into any special or ad hoc arrangements with any persons to make available information about the Fund’s portfolio holdings without the specific approval of the Board. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review such arrangement to determine whether it is (i) in the best interests of Fund shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below) (iii) whether sufficient protections are in place to guard against personal trading based on the information and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, Sub-Advisers, or any affiliated person of the Fund or the Adviser or Sub-Advisers. Additionally, the Adviser and Sub-Advisers, and any affiliated persons of the Adviser or Sub-

Advisers, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

Information privately disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund’s Adviser, Sub-Advisers, Administrator and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of non-public information about the Fund's portfolio holding and the duty not to trade on the non-public information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws, which have been filed with the SEC and are available upon request. The Board consists of five individuals, three of whom are not "interested persons" (as defined under the 1940 Act) of the Trust and the Adviser ("Independent Trustees"). Pursuant to the governing documents of the Trust, the Board shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Kevin M. Kinzie, who has served as the Chairman of the Board and President since the Trust was organized in 2011. Mr. Kinzie is an "interested person" as defined in the 1940 Act by virtue of his indirect controlling interest in and his status as an officer of LoCorr Fund Management, LLC (the Trust’s investment adviser). The Board of Trustees is comprised of Mr. Kinzie and four other Trustees, three of whom are not an interested person ("Independent Trustees"). The Independent Trustees have not selected a Lead Independent Trustee. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust's Declaration of Trust, By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings. The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary. The Audit Committee will not consider nominees recommended by shareholders, except as required under the 1940 Act and rules thereunder. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman/President together with the Audit Committee (with an independent chairman), and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder because of the Board's collective business acumen and strong understanding of the regulatory framework under which investment companies must operate.

Board Risk Oversight

The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Brian Hull, the Trust’s Chief Compliance Officer. The Chief Compliance Officer reports at quarterly Board meetings and on an ad hoc basis, when and if necessary. The Audit Committee, which has an independent chairman, considers financial and reporting the risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Mr. Kevin M. Kinzie has more than 25 years of experience in the financial services field, including experience as President and Chief Executive Officer of a FINRA-registered broker/dealer, President and Chief Executive Officer of a financial services marketing firm and as founder of a loan sourcing network serving a group of bank lenders. Mr. Kinzie also holds a Bachelor of Science degree in business and marketing from the University of Colorado. Mr. Kinzie’s background in financial services management and his leadership skills as a financial executive bring practical knowledge to Board discussions regarding the operations of the Fund and the Trust.

Mr. Jon C. Essen has more than 25 years of experience in the financial services field, including experience as Senior Vice President and Chief Operating Officer of a FINRA-registered broker/dealer, Chief Operating Officer of a commercial finance enterprise, Chief Financial Officer of an investment adviser and Treasurer of two mutual fund complexes. Mr. Essen holds a Bachelor of Science degree in business administration from Mankato State University and holds the Certified Public Accountant (inactive) designation. Mr. Essen's background in investment management and accounting, his leadership skills as a chief financial officer, and his experience with other mutual funds bring context and insight to Board discussions and decision-making regarding the Trust's operations and dialogue with the Fund's auditors.

Mr. Mark A. Thompson has more than 30 years of experience in investment management, including co-founding Riverbridge Partners, LLC ("Riverbridge"), an investment management firm. At Riverbridge, Mr. Thompson chairs the Executive Committee, which is responsible for the strategic decision making and overall management of the firm. Mr. Thompson also serves as Chief Investment Officer of Riverbridge, and he is responsible for coordinating the efforts of the firm’s investment team and overall portfolio compliance. Mr. Thompson holds a Bachelor’s degree in finance from the University Of Minnesota Carlson School Of Management and is a member of the CFA Institute and the CFA Society of Minnesota.

Mr. Dan T. O’Lear has more than 26 years of experience in investment management, including experience serving in several roles at Franklin Templeton Investments and Franklin Templeton Distributors, Inc. At Franklin Templeton Investments, Mr. O’Lear was responsible for investment solutions for retail investors throughout the United States. His role included maintaining relationships with senior management executives at all major clients to negotiate selling agreements between Franklin Templeton Investments and the broker dealer community, as well as liaising with internal leadership of product development, marketing, investment management, legal and compliance, operations and transfer agency. For over ten years, he presented to three independent Franklin Templeton fund boards on share class trends, mutual fund/asset class flows, revenue sharing, distribution strategies, and regulatory issues/proposals on a quarterly basis. Mr. O’Lear currently holds FINRA Series 7 and 24 licenses.

Mr. Jeff E. Place has over 39 years of experience in the financial services field, including experience as Senior Vice President and Head of Sales for Ivy Funds, Managing Director of U.S. Retail Sales for AllianceBernstein, and Senior Vice President and Head of Sales & National Accounts for WM Funds. As a Senior Distribution Executive, Mr. Place worked very closely with all facets of the broader asset management business including: finance, legal compliance, operations/technology, marketing, fund boards, sub-advisors, offshore funds and closed-end funds. In his role as a former senior executive Mr. Place held FINRA Series 7, 24 and 51 licenses.

Ms. Catie B. Tobin has over 40 years in the financial services field, including banking, credit cards, investments, retail brokerage, wealth management as well as clearing and custody services with RBC Wealth Management, Wells Fargo Advisors and Citicorp. Ms. Tobin was previously active in the Securities Industry and Financial Markets Association (SIFMA), served as a member of the industry’s Public Trust and Confidence Committee, Chaired the Investor Education Committee and represented her firm on many industry-related committees and task forces. Ms. Tobin has a strong understanding of broker dealer and registered investment advisor operations, including all stages of the product development process from launch, marketing, profitability, IT, compliance oversight and risk management. Ms. Tobin has solid knowledge of the industry’s different distribution strategies and how to successfully introduce products and services through advisor led business channels. Ms. Tobin previously held FINRA Series 7, 8, 24, 31 and 53 licenses.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes the Board highly effective.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o LoCorr Fund Management, LLC, 687 Excelsior Boulevard, Excelsior, MN 55331.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past 5 Years
Mark A. Thompson Year of Birth: 1959	Trustee/December 2011 to present	Chairman and Chief Manager, Riverbridge Partners, LLC (investment management), 1987 to present.	6	None
Dan T. O'Lear Year of Birth: 1961	Trustee/January 2023 to present	Mr. O'Lear is presently retired (since 2021); President, Franklin Templeton Distributors, 2018-2021; Head of Retail Distribution, Franklin Templeton Distributors, 2014-2018.	6	None
Jeff E. Place Year of Birth: 1953	Trustee/January 2023 to present	Mr. Place is presently retired (since 2016) from his principal occupation as a distribution fund executive.	6	None
Catie B. Tobin Year of Birth: 1958	Trustee/January 2023 to present	Ms. Tobin is presently retired (since 2021); Senior Vice President, Director, Field Development & Effectiveness, Wells Fargo Advisors, 2017-2021.	6	None
* The term of office for each Trustee listed above will continue indefinitely.
** The term "Fund Complex" refers to the LoCorr Investment Trust.

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past 5 Years
Jon C. Essen[1] Year of Birth: 1963	Treasurer, Secretary, Chief Financial Officer/ January 2011 to present; Trustee/November, 2010 to present	LoCorr Fund Management, LLC: Chief Operating Officer (2010-2016), Chief Compliance Officer (2010-2017); LoCorr Distributors, LLC (broker/dealer): Principal, Chief Financial Officer, and Registered Representative (2008 to present), Chief Compliance Officer (2008-2017). Chief Financial Officer and Principal of Steben & Company, LLC, 2020 to present.	6	None
Kevin M. Kinzie[2] Year of Birth: 1956	President, Trustee/ January 2011 to present	Chief Executive Officer of LoCorr Fund Management, LLC, November 2010 to present; President and Chief Executive Officer of LoCorr Distributors, LLC (broker/dealer), March 2002 to present. President and CEO of Steben & Company, LLC, 2019 to present.	6	None
Brian Hull[3] Year of Birth: 1968	Chief Compliance Officer, November 2019 to present	Steben & Company, Inc. (broker/dealer): Chief Compliance Officer 2002-2007 and 2012 to Present; Financial & Operations Principal (FINOP) 2002-Present; Registered Representative 2002-Present.	6	None
*The term of office for each Trustee listed above will continue indefinitely.
**The term "Fund Complex" refers to the LoCorr Investment Trust.
1    Mr. Essen is an interested Trustee because he is an officer of the Fund's Adviser.

2    Mr. Kinzie is an interested Trustee because he is an officer and indirect controlling interest holder of the Fund's Adviser.
3    Mr. Hull is an interested Officer because he is an officer of the Fund's Adviser.

Board Committees
Audit Committee. The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. During the Trust’s most recent fiscal year, the Audit Committee met two times.

Compensation
Each Trustee who is not affiliated with the Trust or Adviser receives an annual fee of $120,000, as well as reimbursement for any reasonable expenses incurred attending the meetings. Prior to January 1, 2025 each Trustee received an annual fee of $80,000 as well as reimbursement for any reasonable expenses incurred attending the meetings. The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust for the fiscal year ended December 31, 2024. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation from Fund[1]	Total Compensation From Trust and Fund Complex[2] Paid to Trustees
Jon C. Essen (Interested Trustee)	$0	$0
Kevin M. Kinzie (Interested Trustee)	$0	$0
Mark A. Thompson (Independent Trustee)	$0	$80,000
Ronald A. Tschetter (Independent Trustee)[3]	$0	$80,000
Dan T. O'Lear (Independent Trustee)[4]	$0	$80,000
Jeff E. Place (Independent Trustee)[4]	$0	$80,000
Catie B. Tobin (Independent Trustee)[4]	$0	$80,000
1    Compensation is the amount received for services as a trustee, and would include retainers, salaries, bonuses, fees for meeting attendance and fees for service as a committee chair. As the Fund was not effective in 2024 this amount is zero. The estimated compensation from the Fund for each active Trustee is $2,641 for the fiscal year ending December 31, 2025.
2    Fund Complex refers to the LoCorr Investment Trust, which consists of five Funds.
3    Mr. Tschetter resigned from his position as an Independent Trustee effective November 2024.
4    Mr. O'Lear, Mr. Place and Ms. Tobin began serving as Independent Trustees of the Trust effective January 20, 2023.

Trustee Ownership
The following table indicates the dollar range of equity securities that each Trustee beneficially owned in each Fund as of December 31, 2023.

Amount Invested Key:

A.    $0
B.    $1-$10,000
C.    $10,001-$50,000
D.    $50,001-$100,000
E.    Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds					Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Macro Strategies Fund	Commodities Strategy Fund	Dynamic Opportunity Fund	Spectrum Income Fund	Market Trend Fund
Jon C. Essen	E.	C.	C.	D.	C.	E.
Kevin M. Kinzie	E.	D.	D.	E.	E.	E.
Mark A. Thompson	E.	E.	E.	A.	A.	E.
Dan T. O'Lear[1]	A.	A.	A.	A.	A.	A.
Jeff E. Place[1]	A.	A.	A.	A.	A.	A.
Catie B. Tobin[1]	A.	A.	A.	A.	A.	A.
1 Mr. O'Lear, Mr. Place and Ms. Tobin began serving as Independent Trustees of the Trust effective January 20, 2023.

As of December 31, 2023, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of any class of any of the Funds.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. Kevin M. Kinzie may be deemed to control the Fund indirectly because of his controlling interest in the parent company of the Adviser. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. As of the date of this SAI, no shareholder owned more than 5% of any class of shares of the Fund.

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser
LoCorr Fund Management, LLC, 687 Excelsior Boulevard, Excelsior, MN 55331, serves as investment adviser to the Fund. The Adviser was established in 2010 for the purpose of advising the Fund within the Trust and has no other clients. Kevin M. Kinzie is deemed to indirectly control the Adviser by virtue of his ownership of more than 25% of the Adviser's parent company's membership interests. Jon C. Essen is an affiliated person of the Trust because he is a Trustee and officer. Mr. Essen is also an affiliated person of the Adviser because he is an officer of the Adviser. Kevin M. Kinzie is an affiliated person of the Trust because he is a Trustee and officer and because he indirectly controls the Fund through his control of the Adviser, which in turn controls the Fund. Mr. Kinzie is also an affiliated person of the Adviser because he is an officer of the Adviser and indirectly controls the Adviser. Subject to the supervision and direction of the Trustees, the Adviser manages the Fund's securities and investments in accordance with the Fund's stated investment objectives and policies, makes investment decisions and places orders to purchase and sell securities on behalf of the Fund. The fee paid to the Adviser is governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Fund and the Adviser.

Under the Management Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund, including through sub-advisers, in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund's current Prospectus and this SAI, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Management Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees.

The Trust has a Management Agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to the Management Agreement, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee as follows:

Fund	Annual Advisory Fee as a Percentage of the Average Daily Net Assets of the Fund
Strategic Allocation Fund	1.24%

The Adviser has agreed contractually to waive its management fee and to reimburse expenses, exclusive of any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation and inclusive of offering and organizational costs incurred prior to the commencement of operations, at least until April 30, 2026, such that net annual fund operating expenses of the Fund do not exceed 1.59% of the daily average net assets attributable to the Strategic Allocation Fund. Waiver/reimbursement is subject to possible recoupment from a Fund within the three years following the date on which the expenses occurred, if the Fund is able to make the repayment without exceeding its current limitations and the repayment is approved by the Board of Trustees. No reimbursement amount will be paid to the Adviser in any quarter unless the Trust's Board of Trustees has determined in advance that a reimbursement is in the best interest of a Fund and its shareholders. Fee waiver and reimbursement arrangements can decrease the Fund's expenses and increase its performance.

Expenses not expressly assumed by the Adviser under the Management Agreement are paid by the Fund. Under the terms of the Management Agreement, each Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of Trustees and officers of the Fund who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Management Agreement will continue in effect with respect to each Fund for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of each Fund. The Management Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust's outstanding shares. The Management Agreement shall terminate automatically in the event of its assignment.

Investment Sub-Advisers

The Adviser has engaged Crabel Capital Management (“Crabel”) located at 1999 Avenue of the Stars, Suite 2550, Los Angeles, CA 90067, to serve as a sub-adviser to the Fund. As of September 30, 2024, Crabel had approximately $4.5 billion in assets under management.

The Adviser has engaged P/E Global LLC (“P/E Global”) located at 75 State Street, 31st Floor, Boston, MA 02109, to serve as a sub-adviser to the Fund. As of September 30, 2024, P/E Global had approximately $19.4 billion in assets under management.

The Adviser has engaged BH-DG Systematic Trading LLP (“BH-DG”) located at 20 North Audley Street, London, UK, to serve as a sub-adviser to the Fund. As of September 30, 2024, BH-DG had approximately $2.2 billion in assets under management.

The Adviser has engaged Parametric Portfolio Associates LLC (“Parametric”) located at 800 Fifth Avenue, Suite 2800, Seattle, WA 98104, to serve as a sub-adviser to the Fund. As of September 30, 2024, Parametric had approximately $572 billion in assets under management.

Each Sub-Advisory Agreement provides that the Sub-Adviser will formulate and implement a continuous investment program for the respective Fund, in accordance with that Fund's objective, policies and limitations and any investment guidelines established by the Adviser. The Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by a Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. The Adviser, not the Fund, will pay each Sub-Adviser, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Fund's average daily net assets or on the portion thereof managed by the sub-adviser.

The Sub-Advisory Agreements continue in effect for two (2) years initially and then from year to year, provided they are approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreements or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreements may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days' written notice, and will automatically terminate in the event of an "assignment" (as that term is defined in the 1940 Act).

Codes of Ethics

The Trust, the Adviser, the Sub-Advisers and the Distributor have adopted respective codes of ethics under Rule 17j-1 under the 1940 Act that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under these codes of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rules and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies
The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser or its designee, subject to the Board's continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. A copy of the Adviser's and each Sub-Adviser's Proxy Voting Policies are attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-855-523-8637; and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-855-523-8637 and will be sent within 3 business days of receipt of a request.

DISTRIBUTION OF SHARES

Quasar Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, is the principal underwriter/distributor (the "Distributor") for the shares of the Fund pursuant to a written agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of the Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.

The Underwriting Agreement shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund. The Distributor receives the portion of the sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record. The Distributor retains the contingent deferred sales charge on redemptions of shares of the Fund that are subject to a contingent deferred sales charge and passes the contingent deferred sales charge to the Adviser.

Rule 12b-1 Plan
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b‑1 Plan") on behalf of the Class A shares of the Fund. Under the Rule 12b-1 Plan, the Fund pays a fee to the Distributor for distribution and shareholder services for Class A shares at an annual rate of 0.25% of the Fund’s average daily net assets. The Rule 12b-1 distribution fee and shareholder servicing fees are discussed in greater detail below. The Rule 12b-1 Plan provides that Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Rule 12b-1 Plan, or to provide certain shareholder services. Class I shares do not participate in the Rule 12b-1 Plan. The Fund may pay distribution and shareholder servicing fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Distributor or other entities also receive the contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Rule 12b-1 Plan.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor's compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the non-interested Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective non-interested Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the non-interested Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

As noted above, the Rule 12b-1 Plan provides for the ability to use assets attributable to Class A shares of the Fund to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services). The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Rule 12b-1 Plan, the Fund may, from time to time, make payments under the Rule 12b-1 Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, the Fund may make payments under the Rule 12b-1 Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

To the extent these asset-based fees and other payments made under the Rule 12b-1 Plan to these financial intermediaries for the distribution services they provide to the Fund’s shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, a Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the Rule 12b-1 distribution fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Rule 12b-1 Fees

Distribution Fee

The Distributor may use the Rule 12b-1 distribution fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Class A Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Class A Fund shareholders, the printing and mailing of sales literature pertaining to the Class A shares of the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by the Portfolio Managers in addition to those of the Fund and assets under management in those accounts as of September 30, 2024:

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
LoCorr Fund Management, LLC
Jon Essen	0	$0	0	$0	0	$0
LoCorr Fund Management, LLC
Sean Katof	0	$0	1	$112 M	0	$0
LoCorr Fund Management, LLC
Curt LaChappelle	0	$0	0	0	0	$0
BH-DG Systematic Trading LLP
David Gorton	0	$0	8	$1,425 M	2	$800 M
Crabel Capital Management, LLC
Michael Pomada	6	$408 M	11	$1,465 M	27	$2,638 M
Grant Jaffarian	6	$408 M	4	$362 M	13	$991 M
Parametric Portfolio Associates, LLC
Jennifer Mihara	57	$35,880 M	6	$593,890 M	107,247	$291,960 M
Gordon Wotherspoon	18	$17,420 M	0	$0	107,247	$291,960 M
P/E Global LLC
Warren Napthal	5	$391 M	44	$2,998 M	37	$14,496 M
David Souza, Jr.	5	$391 M	44	$2,998 M	37	$14,496 M

Portion of Total Other Accounts Managed Subject to Performance Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
LoCorr Fund Management, LLC
Jon Essen	0	$0	0	$0	0	$0
LoCorr Fund Management, LLC
Sean Katof	0	$0	0	$0	0	$0
LoCorr Fund Management, LLC
Curt LaChappelle	0	$0	0	$0	0	$0
BH-DG Systematic Trading LLP
David Gorton	0	$0	7	$1,308 M	2	$800 M
Crabel Capital Management, LLC
Michael Pomada	0	$0	5	$916 M	12	$1,436 M
Grant Jaffarian	0	$0	0	$0	2	$89 M
Parametric Portfolio Associates, LLC
Jennifer Mihara	0	$0	0	$0	0	$0

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Gordon Wotherspoon	0	$0	0	$0	0	$0
P/E Global LLC
Warren Napthal	0	$0	30	$2,732 M	26	$13,323 M
David Souza, Jr.	0	$0	30	$2,732 M	26	$13,323 M

Conflicts of Interest

As indicated in the table above, the portfolio managers may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When the portfolio managers have responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser or Sub-Advisers may receive fees from certain accounts that are higher than the fee received from the Fund, or any of them may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser and Sub-Advisers have adopted policies and procedures designed to address these potential material conflicts.  For instance, the Adviser and Sub-Advisers utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation. Following is additional conflict of interest disclosure related to sub-advisers to the Fund, as applicable.

BH-DG

BH-DG generally manages its funds and managed accounts (each a "client-account") on a pari-passu basis and makes investment decisions among client accounts on a pro-rata basis in proportion to the relative size of each account. Consistent with its Conflicts of Interest policy, BH-DG may take into account a variety of other factors such as the available cash for each account, the size and liquidity of the position, the relative exposure to short-term market trends, and any client guidelines or mandate restrictions.

BH-DG maintains policies, including its order handling policy, to ensure that one client is not treated more favorably than another. This policy also addresses aggregation and allocation. Where possible, the orders will be aggregated and entered into the market as a single trade.

FX orders are usually aggregated and executed at one price therefore each client will receive its allocation at the same price. Since aggregated futures orders may result in fills being executed at different prices, BH-DG’s in-house allocation algorithm will allocate the actual trades between the clients in order to ensure that each account receives the correct number of lots at the same average price, or where orders are filled at multiple different price levels as near as possible to the same average price as the algorithm is able to achieve. Where necessary, priority will be given to correct allocation in priority to speed of execution. In general, BH-DG’s allocation policy is to be applied on a consistent basis, unless unusual circumstances arise where re-allocation is required. If re-allocation is required, it must be in the best interests of the clients for whom BH-DG has dealt.

Disclosure is made to managed account clients about the potential conflict and BH-DG’s best execution and trade allocation policy explains to clients how trades will be allocated. Legal and Compliance, Execution and Risk monitor allocations and slippage. Formal best execution reviews occur regularly.

BH-DG manages client accounts that are charged management and performance based fees. Performance based fees could potentially incentivize BH-DG to make riskier investments than would be the case in the absence of such fees. BH-DG has a well-defined investment process designed to minimize this potential conflict.

Since BH-DG manages client accounts with different compensation structures on a side-by-side basis, it has a potential conflict and incentive to favor certain higher fee-paying accounts over lower fee-paying accounts. BH-DG believes that the nature of its investment strategy and its well-defined investment process minimize this potential conflict. In addition, BH-DG has adopted allocation policies and procedures designed to minimize potential side-by-side management conflicts.

Parametric

In addition, Parametric may have interests and relationships that create actual or potential conflicts of interest related to their management of Fund assets allocated to or managed by Parametric. These conflicts may be similar to or different from the conflicts described elsewhere in this statement of additional information. Additional information about potential conflicts of interest for Parametric can be found in it’s Form ADV. A copy of Part 1 and Part 2 of Parametric’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Compensation of the Portfolio Managers

As compensation, the Adviser portfolio managers receive a salary and discretionary bonus. Following is additional compensation disclosure related to sub-advisers to the Fund, as applicable.

BH-DG

To the extent the Portfolio Manager receives a salary, it is not calculated by reference to the Fund. To the extent that the Portfolio Manager receives a bonus, it is not calculated by reference to the Fund. The Portfolio Manager is a founder and majority owner of BH-DG. As a result, any compensation payable to him is generally calculated by reference to the overall performance of BH-DG as a business.

P/E Global

For services as Portfolio Managers to the Fund, neither Mr. Naphtal nor Mr. Souza receive a salary. However, they are compensated by P/E Global. Mr. Naphtal’s salary is determined by an independent Compensation Committee that is appointed by P/E Global LLC’s Advisory Board. Mr. Naphtal participates in the profitability of P/E Global through his ownership share of P/E Global. Mr. Souza is a member of the P/E Global’s Partner Participation Plan. Members of the Partner Participation Plan meet quarterly to review firm performance, and to set strategic and operating goals. Compensation for the members of the Plan is determined based on overall firm performance.

Parametric

Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.

Compensation is also influenced by the operating performance of Parametric and Morgan Stanley. While the salaries of investment professionals are comparatively fixed, variable compensation in the form of bonuses may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion. Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

Compensation of Parametric employees has the following components: Base salary and Discretionary bonus. This bonus may be paid in cash, or for those who meet the eligibility for deferred compensation, may be paid in a combination of cash and deferred awards that may include Morgan Stanley restricted stock. Deferred awards vest after 3 years.

Parametric employees also receive certain retirement, health and welfare insurance, and other benefits that are broadly available to Morgan Stanley employees. Compensation of employees is reviewed on an annual basis. Considerations for adjustments in base salary and bonus decisions are typically paid and/or put into effect at, or shortly after, the firm’s fiscal year-end.

Ownership
As of the date of this SAI, none of the portfolio managers owned shares of the Fund.

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY

The Subsidiary of the Fund is LCSA Fund, Limited, c/o Maples Corporate Services, Limited, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands. The Subsidiary’s affairs are overseen by a board of directors composed of the three Independent Trustees from the Board of Trustees of the Trust.

The Subsidiary has entered into separate contracts with the Adviser for the management of the Subsidiary's portfolio. Each Subsidiary has also entered into arrangements with U.S. Bank, N.A. to serve as the Subsidiaries’ custodian.  The Subsidiaries have adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund. The Fund's Chief Compliance Officer oversees implementation of the Subsidiaries’ policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiaries’ compliance with its policies and procedures.

The Fund pays the Adviser a fee for its services. The Adviser has contractually agreed to waive the management fee it receives from the Fund’s Subsidiary, so long as the Subsidiary is wholly-owned by the Fund. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination. The Adviser pays GCM, Millburn, and Revolution a fee for its services on a consolidated basis for services to the Fund and its respective Subsidiaries. Each Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. Each Fund expects that the expenses borne by the respective Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund's investment in the Subsidiaries will not result in the Fund's paying duplicative fees for similar services provided to the Fund and Subsidiaries.

Please refer to the section in this SAI titled "Tax Status – Wholly-Owned Subsidiary" for information about certain tax aspects of the Fund's investment in the Subsidiaries.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers, who are employees of the Adviser or Sub-Advisers. The Adviser and Sub-Advisers are authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser or Sub-Advisers for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser or Sub-Advisers may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser and Sub-Advisers will take into consideration execution capability and available liquidity; timing and size of particular orders; commission rates; responsiveness; trading experience; reputation, and integrity and fairness in resolving disputes. "Best execution" means the best overall qualitative execution, not necessarily the lowest possible commission cost. The Adviser and Sub-Advisers will obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will periodically evaluate the overall reasonableness of brokerage commissions paid on client transactions by reference to such data. The Adviser and Sub-Advisers periodically review the past performance of the exchange members, brokers or dealers with whom they have been placing orders to execute Fund transactions in light of the factors discussed above.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser or Sub-Advisers determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser or Sub-Advisers may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser or Sub-Advisers exercise investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rates are calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent
The Fund Administrator, Fund Accountant and Transfer Agent for the Fund is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), which has its principal office at 615 East Michigan Street, Milwaukee, WI 53202, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to a Fund Administration Servicing Agreement, Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement (each an "Agreement" and together the "Agreements") with the Funds, Fund Services provides administrative, accounting and transfer agent services to the Fund, subject to the supervision of the Board.

Each Agreement was initially approved by the Board with respect to each Fund. Each Agreement shall remain in effect for 3 years from the date of its initial approval, and is subject to renewal thereafter. Each Agreement is terminable by the Board or Fund Services on 90 days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreements provide that Fund Services shall not be liable to the Trust except for liabilities resulting from its refusal or failure to comply with the terms of the Agreements, or its bad faith, negligence or willful misconduct in the performance of its duties under the Agreements.

Administration. Fund Services provides general Fund administrative management such as: acting as liaison among Fund service providers, coordinating the Trustee's communications, meeting agendas and resolutions, preparing appropriate schedules and assisting independent auditors, monitoring compliance with the Investment Company Act requirements, preparing and filing with the appropriate state securities authorities any and all required compliance filings relating to the qualification of the securities of the Fund, assisting Fund counsel in the annual update of the Prospectus and SAI and in preparation of proxy statements as needed, monitoring the Trust’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, providing financial data required by the Prospectus and SAI, and preparing and filing on a timely basis appropriate federal and state tax returns.

Fund Accounting. Fund Services provides general Fund accounting services, including: portfolio valuation and trade reporting, expense accrual and payment, computation of net asset value, maintenance of ledgers and books and records, financial and tax reporting, as required by the 1940 Act, maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's custodian or Adviser and reconciling sales and redemptions of shares of the Fund.

For the fund accounting services rendered to the Fund by Fund Services, the Fund pays a fund accounting fee based upon the number and type of Fund transactions and accounting-related out-of-pocket expenses.

Transfer Agent. U.S. Bancorp Fund Services, LLC, which has its principal office at 615 East Michigan Street, Milwaukee, WI 53202, serves as transfer, dividend disbursing, and shareholder servicing agent for the Fund.

Custodian. U.S. Bank, N.A., (the "Custodian") which has its principal office at 1555 N. RiverCenter Dr., Suite 302, Milwaukee, WI 53212, serves as the custodian of the Fund's assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser and Sub-Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and the Administrator have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Pricing of Shares
The net asset value ("NAV") of the shares of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. For a description of the methods used to determine the NAV, see "How Shares Are Priced" in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to the overall oversight of the Board.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares
Investors may only purchase Fund shares after receipt of a current Prospectus and by filling out and submitting an application supplied by the Fund. Orders for shares received by a Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share or offering price (net asset value plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value or offering price per share.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary.  Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers.  In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.  For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.  Please see “Intermediary-Defined Sales Charge Waiver Policies” in Appendix A of the Fund's Prospectus for more information.

Redemption of Shares
The Fund will redeem all or any portion of a shareholder's shares in the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:
(a)    when the NYSE is closed, other than customary weekend and holiday closings;
(b)    when trading on that exchange is restricted for any reason;
(c)    when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC

(or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or
(d)    when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension. The redemption price is the net asset value next determined after notice is received by a Fund for redemption of shares, minus the amount of any applicable redemption fee and/or deferred sales charge. The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the net asset at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

The Fund may purchase shares of Investment Companies that charge a redemption fee to shareholders (such as the Fund) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if a Fund were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Redemption Fee/Market Timing
The Fund discourages and does not accommodate market timing.  Market timing is an investment strategy using frequent purchases and redemptions and/or exchanges in an attempt to profit from short-term market movements.  Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management, and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a policy requiring the Fund's transfer agent to monitor shareholder activity for purchases and redemptions and/or exchanges that reasonably indicate market timing activity.  The transfer agent does not employ an objective standard and may not be able to identify all market timing activity or may misidentify certain trading activity as market timing activity.  The Board of Trustees also has adopted a redemption policy to discourage short-term traders and/or market timers from investing in certain Funds. For the Spectrum Income Fund, a 2% fee will be assessed against investment proceeds withdrawn within 60 days of investment. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.  The redemption fee is intended to offset the costs associated with short-term shareholder trading and is retained by the Fund.  The redemption fee is applied uniformly in all cases.

While the Fund attempts to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers.  For example, certain accounts called "omnibus accounts" include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund.  The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.  Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to the Fund upon request.  If the Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

◦    redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
◦    certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
◦    redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
◦    redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund's systematic withdrawal plan;
◦    involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in a Fund; or
◦    other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Fund's or the Adviser's Chief Compliance Officer.

TAX STATUS

Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Subchapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund's total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security's purchase. Not qualifying under Sub-Chapter M of the Internal Revenue Code would cause a Fund to be considered a personal holding company subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid. Any subsequent dividend distribution of the Fund's earnings after taxes would still be taxable as received by shareholders. The Fund may invest in companies that pay "qualifying dividends." Investors in the Fund may benefit from the tax bill and its lower tax rate on taxable quarterly dividend payments, attributable to corporate dividends, distributed by the Fund.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.
For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Foreign Taxation
Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Tax Distribution: The Fund's distributions (capital gains & dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund’s Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Federal Withholding: The Fund is required by federal law to withhold at a rate set under Section 3406 of the Code for U.S. residents of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding. Payments to a shareholder that is either a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Foreign Account Tax Compliance Act ("FATCA") may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Wholly-Owned Subsidiary

The Fund intends to invest a portion of its assets in a Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that each Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of a Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax.  Income subject to such a flat tax includes dividends and certain interest income.  The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

The Subsidiary will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code.  A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because each Fund is a U.S. person that will own all of the stock of a Subsidiary, each Fund will be a "U.S. Shareholder" and each Subsidiary will be a CFC. As a "U.S. Shareholder," each Fund will be required to include in gross income for United States federal income tax purposes all of the respective Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of each Subsidiary's income will be "subpart F income."  "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives.  "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. Each Fund's recognition of its Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income. A registered investment company, such as the Fund, is not subject to entity level taxation so long as it meets the "qualifying income" test under the Internal Revenue Code of 1986, as amended. In the event that the Internal Revenue Service were to take issue with the dividend issued by the Subsidiary to the Fund being counted as "qualifying income" for the Fund, the Fund may fail the "qualifying income" test and be subject not only to entity level taxation on gains, but also to additional fines or penalties.

In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in a Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. located at 8101 East Prentice Avenue, Suite 750, Greenwood Village, CO 80111, serves as the Fund’s independent registered public accounting firm providing services including the audit of annual financial statements.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as the Trust's legal counsel.

CONSOLIDATED FINANCIAL STATEMENTS

The Fund has not yet commenced operations and, therefore, has not produced financial statements. Once produced, you can obtain a copy of the Fund’s future Semi-Annual Reports and Annual Reports without charge by calling the Fund at 1-855-523-8637 or by visiting www.LoCorrFunds.com.

APPENDIX A

PROXY VOTING GUIDELINES FOR

LoCorr Fund Management, LLC
Proxy Voting Policy and Procedures

The Adviser will vote proxies on behalf of its individual clients. In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).
Voting Proxies
1.    All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Operations Unit.
2.    The Operations Unit will generally adhere to the following procedures (subject to limited exception):
(a)    A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser's files;
(b)    The Operations Unit will determine which of the Adviser holds the security to which the proxy relates;
(c)    Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the     general guidelines set forth below. If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.
(d)    If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below. The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.
Conflicts of Interest
1.    As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between the Adviser and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.
2.    If a conflict is identified and deemed "material" by the Operations Unit, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).
3.    With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients and give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

(a)    Give the ERISA client the opportunity to vote the proxies in question themselves; or
(b)    Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).
Proxy Voting Guidelines
In order to fulfill its responsibilities under the Act, LoCorr Fund Management, LLC (hereinafter "we" or "our") has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.
KEY OBJECTIVES
The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.
Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:
Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.
Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.
Transparency. Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.
DECISION METHODS
We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.
No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.
In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES
Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.
The election of a company's board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.
Approval of Independent Auditors
We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.
We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.
Equity-based compensation plans
We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.
We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:
1.    Requiring senior executives to hold stock in a company.
2.    Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.
Corporate Structure

We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.
Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's By-Laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans
While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.
Disclosure of Procedures
A summary of above these proxy voting procedures will be included in Part II of the Adviser's Form ADV and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser's proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.
Record-keeping Requirements
The Operations Unit will be responsible for maintaining files relating to the Adviser's proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:
1.    Copies of these proxy voting policies and procedures, and any amendments thereto;
2.    A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available;
3.    A record of each vote that the Adviser casts;
4.    A copy of any document that the Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and
5.    A copy of each written request for information on how the Adviser voted such client's proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.

PART C
OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a)	Articles of Incorporation.

(i) Registrant’s Agreement and Declaration of Trust, which was filed as an exhibit to Registrant’s Registration Statement on December 22, 2010, is hereby incorporated by reference.

(ii)
Amendment No. 4 to the Agreement and Declaration of Trust filed as an exhibit to Post-Effective Amendment (“PEA”) No. 17 to the Registration Statement on June 23, 2014, is hereby incorporated by reference.

(iii) Amendment No. 5 to the Agreement and Declaration of Trust, filed as an exhibit to PEA No. 20 to the Registration Statement on March 6, 2015, is hereby incorporated by reference.

(b)	By-Laws. Registrant's By-Laws, which were filed as an exhibit to Registrant's Registration Statement on December 22, 2010, are hereby incorporated by reference.

(c)	Instruments Defining Rights of Security Holder. None, other than in the Declaration of Trust and By-Laws of the Registrant.

(d)	Investment Advisory Contracts.

(i) Management Agreement between the Trust and LoCorr Fund Management, LLC – filed herewith.

(ii)
Expense Limitation Agreement dated July 10, 2024 between the Trust and LoCorr Fund Management, LLC filed as an exhibit to PEA No. 61 to the Registration Statement on Form N-1A on July 10, 2024, is hereby incorporated by reference.

(iii)
Sub-Advisory Agreement dated February 27, 2024 between LoCorr Fund Management, LLC and Nuveen Asset Management, LLC filed as an exhibit to PEA No. 61 to the Registration Statement on Form N-1A on July 10, 2024, is hereby incorporated by reference.

(iv)
Amended Sub-Advisory Agreement dated February 27, 2024 between LoCorr Fund Management, LLC and Graham Capital Management, L.P. filed as an exhibit to PEA No. 61 to the Registration Statement on Form N-1A on July 10, 2024, is hereby incorporated by reference.

(v)
Sub-Advisory Agreement between LoCorr Fund Management, LLC and Trust & Fiduciary Income Partners LLC filed as an exhibit to PEA No. 42 to the Registration Statement on June 28, 2018, is hereby incorporated by reference.

(vi)
Amended Sub-Advisory Agreement dated May 21, 2024 between LoCorr Fund Management, LLC and Millburn Ridgefield LLC filed as an exhibit to PEA No. 61 to the Registration Statement on Form N-1A on July 10, 2024, is hereby incorporated by reference.

(vii)
Amended Sub-Advisory Agreement dated February 27, 2024 between LoCorr Fund Management, LLC and Revolution Capital Management filed as an exhibit to PEA No. 61 to the Registration Statement on Form N-1A on July 10, 2024, is hereby incorporated by reference.

(viii)
Sub-Advisory Agreement between LoCorr Fund Management, LLC and Kettle Hill Capital Management, LLC filed as an exhibit to PEA No. 42 to the Registration Statement on June 28, 2018, is hereby incorporated by reference.

(ix)
Sub-Advisory Agreement dated February 27, 2024 between LoCorr Fund Management, LLC and R.G. Niederhoffer Capital Management, Inc. filed as an exhibit to PEA No. 61 to the Registration Statement on Form N-1A on July 10, 2024, is hereby incorporated by reference.

	(x)	Sub-Advisory Agreement between LoCorr Fund Management, LLC and BH-DG Systematic Trading LLP – filed herewith.

	(xi)	Sub-Advisory Agreement between LoCorr Fund Management, LLC and Crabel Capital Management, LLC – filed herewith.

	(xii)	Sub-Advisory Agreement between LoCorr Fund Management, LLC and Parametric Portfolio Associates, LLC – filed herewith.

	(xiii)	Sub-Advisory Agreement between LoCorr Fund Management, LLC and P/E Global LLC – filed herewith.

(e)	Underwriting Contracts.

(i)
Distribution Agreement between the Trust and Quasar Distributors, LLC, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.

	(ii)	Sixth Amendment to the Distribution Agreement, filed as an exhibit to PEA No. 39 to the Registration Statement on April 30, 2018, is hereby incorporated by reference.

	(iii)	Novation Agreement dated March 31, 2020, filed as an exhibit to PEA No. 47 to the Registration Statement on April 28, 2020, is hereby incorporated by reference.

(f)	Bonus or Profit Sharing Contracts. None.

(g)	Custodial Agreement.

(i)
Custody Agreement between the Trust and U.S. Bank, N.A., which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.

	(ii)	Sixth Amendment to the Custody Agreement, filed as an exhibit to PEA No. 39 to the Registration Statement on April 30, 2018, is hereby incorporated by reference.

	(iii)	Fourteenth Amendment to the Custody Agreement, filed as an exhibit to PEA No. 39 to the Registration Statement on April 30, 2018, is hereby incorporated by reference.

(h)	Other Material Contracts.

(i)
Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.

	(ii)	Sixth Amendment to the Fund Accounting Servicing Agreement, filed as an exhibit to PEA No. 39 to the Registration Statement on April 30, 2018, is hereby incorporated by reference.

	(iii)	Fourteenth Amendment to the Fund Accounting Servicing Agreement, filed as an exhibit to PEA No. 39 to the Registration Statement on April 30, 2018, is hereby incorporated by reference.

(iv)
Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.

	(v)	Sixth Amendment to the Transfer Agent Servicing Agreement, filed as an exhibit to PEA No. 39 to the Registration Statement on April 30, 2018, is hereby incorporated by reference.

	(vi)	Fourteenth Amendment to the Transfer Agent Servicing Agreement, filed as an exhibit to PEA No. 39 to the Registration Statement on April 30, 2018, is hereby incorporated by reference.

(vii)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.

	(viii)	Sixth Amendment to the Fund Administration Servicing Agreement, filed as an exhibit to PEA No. 39 to the Registration Statement on April 30, 2018, is hereby incorporated by reference.

	(ix)	Fourteenth Amendment to the Fund Administration Servicing Agreement, filed as an exhibit to PEA No. 39 to the Registration Statement on April 30, 2018, is hereby incorporated by reference.

(i)	Legal Opinion.

	(i)	Opinion and Consent of Thompson Hine LLP, filed as an exhibit to PEA No. 58 to the Registration Statement on April 17, 2024, is hereby incorporated by reference.

	(ii)	Opinion and Consent of Thompson Hine LLP for the LoCorr Strategic Allocation Fund – filed herewith.

(j)	Other Opinions.

	(i)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)	Omitted Financial Statements. None.

(l)
Initial Capital Agreements. Subscription Agreement between the Trust and the Initial Investor, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.

(m)	Rule 12b-1 Plans.

	(i)	Amended Class A Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit to PEA No. 20 to the Registration Statement on March 6, 2015, is hereby incorporated by reference.

	(ii)	Amended Class C Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit to PEA No. 20 to the Registration Statement on March 6, 2015, is hereby incorporated by reference.

(n)	Amended Rule 18f-3 Plan filed as an exhibit to PEA No. 20 to the Registration Statement on March 6, 2015, is hereby incorporated by reference.

(o)	Reserved.

(p)	Code of Ethics.

	(i)	Code of Ethics for LoCorr Investment Trust, which was filed as an exhibit to PEA No. 61 to the Registration Statement on Form N-1A on July 10, 2024, is hereby incorporated by reference.

(ii)
Code of Ethics for LoCorr Fund Management, LLC, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.

(iii)
Code of Ethics for Nuveen Asset Management, LLC, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.

	(iv)	Code of Ethics for Trust & Fiduciary Income Partners LLC, which was filed as an exhibit to PEA No. 25 to the Registration Statement on April 29, 2016, is hereby incorporated by reference.

	(v)	Code of Ethics for Graham Capital Management, L.P. filed as an exhibit to PEA No. 17 to the Registration Statement on June 23, 2014, is hereby incorporated by reference.

	(vi)	Code of Ethics for Millburn Ridgefield Corporation, which was filed as an exhibit to PEA No. 25 to the Registration Statement on April 29, 2016, is hereby incorporated by reference.

	(vii)	Code of Ethics for Revolution Capital Management, LLC, which was filed as an exhibit to PEA No. 25 to the Registration Statement on April 29, 2016, is hereby incorporated by reference.

	(viii)	Code of Ethics for BH-DG Systematic Trading LLP – filed herewith.

	(ix)	Code of Ethics for Crabel Capital Management, LLC – filed herewith.

	(x)	Code of Ethics for Parametric Portfolio Associates, LLC – filed herewith.

	(xi)	Code of Ethics for P/E Global LLC – filed herewith.

(q)	Powers of Attorney.

(i)
Power of Attorney for the Trust, and a certificate with respect thereto, and each trustee and executive officer, which were filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, are hereby incorporated by reference.

(ii)	Power of Attorney for Mark A. Thompson, which was filed as an exhibit to PEA No. 8 to the Registration Statement on April 17, 2013, is hereby incorporated by reference.

(iii)	Power of Attorney for Daniel T. O'Lear, which was filed as an exhibit to PEA No. 65 to the Registration Statement on October 8, 2024, is hereby incorporated by reference.

(iv)	Power of Attorney for Jeffrey E. Place, which was filed as an exhibit to PEA No. 65 to the Registration Statement on October 8, 2024, is hereby incorporated by reference.

(v)	Power of Attorney for Cathleen B. Tobin, which was filed as an exhibit to PEA No. 65 to the Registration Statement on October 8, 2024, is hereby incorporated by reference.

Item 29. Control Persons. None

Item 30. Indemnification.

Reference is made to Article VI of the Registrant's Agreement and Declaration of Trust which is included.

The application of the preceding indemnification provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

The Distribution Agreement with the Trust's principal underwriter (the "Distributor") provides that Trust shall indemnify, defend and hold the Distributor and each of its managers, officers, employees, representatives and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the "Distributor Indemnitees"), free and harmless from and against any and all claims, demands, losses, expenses and liabilities of any and every nature (including reasonable attorneys' fees) (collectively, "Losses") that the Distributor Indemnitees may sustain or incur or that may be asserted against a Distributor Indemnitee by any person (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus, or in any annual or interim report to shareholders, or in any advertisements or sales literature prepared by the Trust or its agent, or (ii) arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) based upon the Trust's refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement; provided, subject to various limits contained in the Distribution Agreement.

Item 31. Business and Other Connections of the Investment Adviser and Sub-Adviser. LoCorr Fund Management, LLC, 687 Excelsior Boulevard, Excelsior, MN 55331 is a registered investment adviser. Additional information about the adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser's Form ADV, file number 801-72130. Nuveen Asset Management, LLC, 333 West Wacker Drive, Chicago, IL 60606, serves as sub-adviser to the Registrant. Additional information about the sub-adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the sub-adviser's Form ADV, file number 801-71957. Graham Capital Management, L.P., 40 Highland Ave., Rowayton, CT 06853, serves as a sub-adviser to the Registrant. Additional information about the sub-adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the sub-adviser's Form ADV, file number 801-73422. Kettle Hill Capital Management, LLC, 747 Third Avenue, 19th Floor, New York, NY 10017, serves as a sub-adviser to the Registrant. Additional information about the sub-adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the sub-adviser’s Form ADV, file number 801-77815. Millburn Ridgefield Corporation, 411 West Putnam Avenue, Suite 305, Greenwich, CT 06830, serves as a sub-adviser to the Registrant. Additional information about the sub-adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the sub-adviser's Form ADV, file number 801-60938. Revolution Capital Management, LLC, 600 17th Street, Suite 6105, Denver CO 80202, serves as a sub-adviser to the Registrant. Additional information about the sub-adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith. Bramshill Investments, LLC, 411 Hackensack Avenue, 9th Floor, Hackensack, NJ 07601 is a registered investment adviser. Additional information about the sub-adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the sub-adviser's Form ADV, file number 801-74578. R.G. Niederhoffer Capital Management, Inc., 1700 Broadway, 39th Floor, New York, New York 10019 serves as a sub-adviser to the Registrant. Additional information about the sub-adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the sub-adviser's Form ADV, file number 801-65629. Crabel Capital Management, 1999 Avenue of the Stars, Suite 2550, Los Angeles, CA 90067, serves as a sub-adviser to the Registrant. Additional information about the sub-adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the sub-adviser's Form ADV, file number 801-110141. P/E Global LLC, 75 State Street, 31st Floor, Boston, MA 02109, serves as a sub-adviser to the Registrant. Additional information about the sub-adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the sub-adviser's Form ADV, file number 801-72133. BH-DG Systematic Trading LLP, 20 North Audley Street, London, UK, serves as a sub-adviser to the Registrant. Additional information about the sub-adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the sub-adviser's Form ADV, file number 801-77613. Parametric Portfolio Associates LLC, 800 Fifth Avenue, Suite 2800, Seattle, WA 98104, serves as a sub-adviser to the Registrant. Additional information about the sub-adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the sub-adviser's Form ADV, file number 801-60485.

Item 32. Principal Underwriter. Quasar Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 serves as the principal underwriter and distributor of shares of the Registrant’s series.

(a)    Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.Advisor Managed Portfolios
2.Capital Advisors Growth Fund, Series of Advisors Series Trust
3.Chase Growth Fund, Series of Advisors Series Trust
4.Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
5.Edgar Lomax Value Fund, Series of Advisors Series Trust
6.First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
7.First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
8.Huber Large Cap Value Fund, Series of Advisors Series Trust
9.Huber Mid Cap Value Fund, Series of Advisors Series Trust
10.Huber Select Large Cap Value Fund, Series of Advisors Series Trust

11.Huber Small Cap Value Fund, Series of Advisors Series Trust
12.Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
13.Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
14.Medalist Partners Short Duration Fund, Series of Advisors Series Trust
15.O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
16.PIA BBB Bond Fund, Series of Advisors Series Trust
17.PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18.PIA High Yield Fund, Series of Advisors Series Trust
19.PIA MBS Bond Fund, Series of Advisors Series Trust
20.PIA Short-Term Securities Fund, Series of Advisors Series Trust
21.Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
22.Poplar Forest Partners Fund, Series of Advisors Series Trust
23.Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
24.Pzena International Small Cap Value Fund, Series of Advisors Series Trust
25.Pzena International Value Fund, Series of Advisors Series Trust
26.Pzena Mid Cap Value Fund, Series of Advisors Series Trust
27.Pzena Small Cap Value Fund, Series of Advisors Series Trust
28.Reverb ETF, Series of Advisors Series Trust
29.Scharf Fund, Series of Advisors Series Trust
30.Scharf Global Opportunity Fund, Series of Advisors Series Trust
31.Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
32.Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
33.Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
34.VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
35.The Aegis Funds
36.Allied Asset Advisors Funds
37.Angel Oak Funds Trust
38.Angel Oak Strategic Credit Fund
39.Brookfield Infrastructure Income Fund Inc.
40.Brookfield Investment Funds
41.Buffalo Funds
42.DoubleLine Funds Trust
43.EA Series Trust (f/k/a Alpha Architect ETF Trust)
44.Ecofin Tax-Advantaged Social Impact Fund, Inc.
45.AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
46.AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
47.AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
48.AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
49.AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
50.AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
51.AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
52.AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
53.AAM Transformers ETF, Series of ETF Series Solutions
54.AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
55.Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
56.Aptus Defined Risk ETF, Series of ETF Series Solutions
57.Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
58.Aptus Enhanced Yield ETF, Series of ETF Series Solutions
59.Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
60.Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions

61.Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
62.Blue Horizon BNE ETF, Series of ETF Series Solutions
63.BTD Capital Fund, Series of ETF Series Solutions
64.Carbon Strategy ETF, Series of ETF Series Solutions
65.ClearShares OCIO ETF, Series of ETF Series Solutions
66.ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
67.ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
68.Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
69.Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
70.Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
71.ETFB Green SRI REITs ETF, Series of ETF Series Solutions
72.Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
73.Hoya Capital Housing ETF, Series of ETF Series Solutions
74.LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
75.LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
76.LHA Market State Tactical Q ETF, Series of ETF Series Solutions
77.LHA Risk-Managed Income ETF, Series of ETF Series Solutions
78.McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
79.Nationwide Nasdaq-100 Risk-Managed Income ETF, Series of ETF Series Solutions
80.NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
81.Opus Small Cap Value ETF, Series of ETF Series Solutions
82.Range Cancer Therapeutics ETF, Series of ETF Series Solutions
83.Roundhill Acquirers Deep Value ETF, Series of ETF Series Solutions
84.The Acquirers Fund, Series of ETF Series Solutions
85.The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
86.The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
87.U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
88.U.S. Global JETS ETF, Series of ETF Series Solutions
89.U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
90.US Vegan Climate ETF, Series of ETF Series Solutions
91.Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
92.Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
93.First American Funds Trust
94.FundX Investment Trust
95.The Glenmede Fund, Inc.
96.The GoodHaven Funds Trust
97.Harding, Loevner Funds, Inc.
98.Hennessy Funds Trust
99.Horizon Funds
100.Hotchkis & Wiley Funds
101.Intrepid Capital Management Funds Trust
102.Jacob Funds Inc.
103.The Jensen Quality Growth Fund Inc.
104.Kirr, Marbach Partners Funds, Inc.
105.Leuthold Funds, Inc.
106.Core Alternative ETF, Series of Listed Funds Trust
107.Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
108.Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
109.LKCM Funds

110.LoCorr Investment Trust
111.MainGate Trust
112.ATAC Rotation Fund, Series of Managed Portfolio Series
113.Coho Relative Value Equity Fund, Series of Managed Portfolio Series
114.Coho Relative Value ESG Fund, Series of Managed Portfolio Series
115.Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
116.Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
117.Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
118.Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
119.Kensington Active Advantage Fund, Series of Managed Portfolio Series
120.Kensington Defender Fund, Series of Managed Portfolio Series
121.Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
122.Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
123.Kensington Managed Income Fund, Series of Managed Portfolio Series
124.LK Balanced Fund, Series of Managed Portfolio Series
125.Muhlenkamp Fund, Series of Managed Portfolio Series
126.Nuance Concentrated Value Fund, Series of Managed Portfolio Series
127.Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
128.Olstein All Cap Value Fund, Series of Managed Portfolio Series
129.Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
130.Port Street Quality Growth Fund, Series of Managed Portfolio Series
131.Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
132.Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
133.Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
134.Reinhart International PMV Fund, Series of Managed Portfolio Series
135.Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
136.Tortoise Energy Infrastructure and Income Fund, Series of Managed Portfolio Series
137.Tortoise Energy Infrastructure Total Return Fund, Series of Managed Portfolio Series
138.Tortoise Global Water ESG Fund, Series of Managed Portfolio Series
139.Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
140.Tremblant Global ETF, Series of Managed Portfolio Series
141.Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
142.Hood River International Opportunity Fund, Series of Manager Directed Portfolios
143.Hood River New Opportunities Fund, Series of Manager Directed Portfolios
144.Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
145.Mar Vista Strategic Growth Fund, Series of Manager Directed Portfolios
146.SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
147.SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
148.SWP Growth & Income ETF, Series of Manager Directed Portfolios
149.Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
150.Mason Capital Fund Trust
151.Matrix Advisors Funds Trust
152.Matrix Advisors Value Fund, Inc.
153.Monetta Trust
154.Nicholas Equity Income Fund, Inc.
155.Nicholas Fund, Inc.
156.Nicholas II, Inc.
157.Nicholas Limited Edition, Inc.
158.Oaktree Diversified Income Fund Inc.

159.Permanent Portfolio Family of Funds
160.Perritt Funds, Inc.
161.Procure ETF Trust II
162.Professionally Managed Portfolios
163.Prospector Funds, Inc.
164.Provident Mutual Funds, Inc.
165.Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
166.Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
167.Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
168.Aquarius International Fund, Series of The RBB Fund, Inc.
169.Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
170.Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
171.Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
172.Boston Partners Global Long/Short Fund, Series of The RBB Fund, Inc.
173.Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
174.Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
175.Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
176.Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
177.Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
178.F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
179.F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
180.F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
181.F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
182.Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
183.Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
184.Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
185.Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
186.Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
187.Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
188.Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
189.SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
190.SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
191.SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
192.SGI Global Equity Fund, Series of The RBB Fund, Inc.
193.SGI Peak Growth Fund, Series of The RBB Fund, Inc.
194.SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
195.SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
196.SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
197.SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
198.SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
199.US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
200.US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
201.US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
202.US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
203.US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
204.US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
205.US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
206.US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
207.US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.

208.US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
209.WPG Partners Select Hedged Fund, Series of The RBB Fund, Inc.
210.WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
211.WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
212.The RBB Fund Trust
213.RBC Funds Trust
214.Series Portfolios Trust
215.Thompson IM Funds, Inc.
216.TrimTabs ETF Trust
217.Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
218.Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
219.CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers
220.CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
221.CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
222.RiverPark Strategic Income Fund, Series of Trust for Professional Managers
223.Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
224.Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
225.Jensen Quality MidCap Fund, Series of Trust for Professional Managers
226.Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
227.Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
228.USQ Core Real Estate Fund
229.Wall Street EWM Funds Trust
230.Wisconsin Capital Funds, Inc.

(b)The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, ME 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Susan L. LaFond	Three Canal Plaza, Suite 100, Portland ME 04101	Vice President and Chief Compliance Officer and Treasurer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None
(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the offices of the Registrant, Investment Adviser, Sub-Advisers, Principal Underwriter, Transfer Agent, Fund Accountant, Administrator and Custodian. The address of the Registrant and Investment Adviser is 687 Excelsior Boulevard, Excelsior, MN 55331. The addresses of the Sub-Advisers are as set forth above in response to Item 31. The address of the Principal Underwriter is Three Canal Plaza, Suite 100, Portland, Maine 04101, and the address of the Transfer Agent, Fund Accountant and Administrator is 615 East Michigan Street, Milwaukee, WI 53202. The address of the Custodian is 1555 N. Rivercenter Dr., Milwaukee, WI 53212.

Item 34. Management Services. None.

Item 35. Undertakings. The Registrant undertakes that each of its Subsidiaries will submit to inspection by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 67 to its Registration Statement on Form N-1A meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act, and the Registrant has duly caused this Post-Effective Amendment No. 67 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on the 7th day of January, 2025.

LoCorr Investment Trust

By: Kevin M. Kinzie*
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 7th day of January, 2025.

Signature	Title(s)
Jon C. Essen*	Trustee, Treasurer and Principal Financial Officer
Kevin M. Kinzie*	Trustee, President and Principal Executive Officer
Mark A. Thompson*	Trustee
Daniel T. O'Lear*	Trustee
Jeffrey E. Place*	Trustee
Cathleen B. Tobin*	Trustee

*By: /s/ JoAnn M. Strasser
JoAnn M. Strasser
Attorney-in-Fact

EXHIBIT INDEX

Exhibit	Exhibit No.

Management Agreement	EX.99.(d)(i)

Sub-Advisory Agreement for BH-DG Systematic Trading LLP	EX.99.(d)(x)

Sub-Advisory Agreement for Crabel Capital Management, LLC	EX.99.(d)(xi)

Sub-Advisory Agreement for Parametric Portfolio Associates, LLC	EX.99.(d)(xii)

Sub-Advisory Agreement for P/E Global LLC	EX.99.(d)(xiii)

Opinion and Consent of Thompson Hine LLP	EX.99.(i)(ii)

Consent of Independent Registered Public Accounting Firm	EX.99.(j)(i)

Code of Ethics for BH-DG Systematic Trading LLP	EX.99.(p)(viii)

Code of Ethics for Crabel Capital Management, LLC	EX.99.(p)(ix)

Code of Ethics for Parametric Portfolio Associates, LLC	EX.99.(p)(x)

Code of Ethics for P/E Global LLC	EX.99.(p)(xi)